EXHIBIT 99.2

Regency Centers Corporation

September 30, 2005

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At September 30, 2005, Regency’s total market capitalization was $5.9 billion.

As of September 30, 2005, the Company owned 389 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 49.5 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency’s portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson’s, draws over 17,000 shopper visits per week. In addition, 75% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 134 shopping centers, including those currently in-process, representing an investment at completion of approximately $1.7 billion. At the end of the third quarter of 2005, Regency had 33 properties under development for an estimated total investment at completion of $552 million. These in-process developments are 51% funded and 69% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 19 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

SUPPLEMENTAL INFORMATION TABLE OF CONTENTS

September 30, 2005

QUARTER HIGHLIGHTS	1

SUMMARY INFORMATION:

Summary Financial Information	2

Summary Real Estate Information	3

FINANCIAL INFORMATION:

Consolidated Balance Sheet	4

Consolidated Statement of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statement of Operations (GAAP basis)	7

Basic and Diluted Per Share Calculation (EPS and FFO)	8

Summary of Outstanding Debt	9-10

Summary of Preferred Stock and Units	11

Acquisitions, Dispositions and Sales	12-15

Development Summary	16-17

Unconsolidated Joint Ventures – Summary	18

Unconsolidated Joint Ventures – Balance Sheet	19-20

Unconsolidated Joint Ventures – Statement of Operations	21-22

Unconsolidated Joint Ventures – Outstanding Debt	23

REAL ESTATE INFORMATION:

Average Base Rent by State	24-25

Retail Shopping Center Portfolio	26-34

Significant Tenant Rents	35-36

10 Year Lease Expiration Table	37-38

FORWARD-LOOKING INFORMATION:

Earnings and Valuation Guidance	39

Earnings Valuation Guidance Addendum	40

FFO per Share Guidance Reconciliation	41

QUARTER HIGHLIGHTS

Operating Results

(Wholly-Owned and pro-rata share of JV properties)

For the nine months ended September 30, 2005, same property NOI growth was 3.2%. Operating properties were 95.3% leased. Rent growth was 10.4%.

Operating Results

(Unconsolidated joint ventures at 100%)

For the nine months ended September 30, 2005, same property NOI growth was 3.2%. Operating properties were 95.4% leased. Rent growth was 10.4%.

During the quarter 1.4 million square feet of GLA was renewed or newly leased through 491 leasing transactions.

Financial Results

Funds From Operations were $54.2 million, or $0.80 per diluted share. Net income for the quarter was $27.6 million, or $0.41 per diluted share.

Development Activity

At quarter end, Regency had 33 properties in process for an estimated net development cost of $552 million and an expected return of 9.83%

For more information, please see page 16.

Disposition Activity

During the third quarter, Regency sold:

•	One completed development at a gross sales price of $18.2 million and a cap rate of 6.1%

•	Three operating properties at a gross sales price of $39.2 million and an average cap rate of 7.0%

For more information on these dispositions, please see page 14-15.

SUMMARY FINANCIAL INFORMATION

For the Periods Ended September 30, 2005 and 2004

Financial Results

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Net Income for common stockholders	$27,562,713	$35,569,385	$102,465,628	$82,049,013
Basic EPS	$0.42	$0.58	$1.60	$1.35
Diluted EPS	$0.41	$0.58	$1.59	$1.35
Diluted EPS per share growth rate	-29.3%		17.8%

Funds from Operations for common stockholders	$54,173,825	$51,261,508	$177,502,300	$139,787,619
FFO per share - Basic	$0.81	$0.83	$2.74	$2.28
FFO per share - Diluted	$0.80	$0.82	$2.70	$2.25
Diluted FFO per share growth rate	-2.4%		20.0%

Dividends paid per share and unit	$0.550	$0.530	$1.650	$1.590
Payout ratio of Diluted FFO per share	68.8%	64.6%	61.1%	70.7%

Interest Coverage Ratios
Interest only	3.3	3.7	3.5	3.3
Capitalized interest	$3,352,566	$2,398,941	$8,887,101	$8,902,897
Fixed Charge (interest + preferred dividends)	2.5	2.7	2.7	2.4
Fixed Charge (with pro rata share of joint ventures)	2.2	2.6	2.5	2.4

Capital Information

	Current	YTD Change	12/31/04	12/31/03
Closing common stock price per share	$57.45	$2.05	$55.40	$39.85
Shareholder Return (assumes no reinvestment of dividends)	6.7%
Common shares and Equivalents Outstanding	69,136,799	4,839,456	64,297,343	61,226,582
Market equity value of Common and Convertible shares	$3,971,909	$409,836	$3,562,073	$2,439,879
Non-Convertible Preferred Units and shares	$325,000	$21,000	$304,000	$304,000
Outstanding debt (000’s)	$1,584,589	$91,500	$1,493,090	$1,452,777

Total market capitalization (000’s)	$5,881,498	$522,336	$5,359,162	$4,196,656
Debt to Total Market Capitalization	26.9%	-0.9%	27.9%	34.6%

Total real estate at cost before depreciation (000's)	$3,742,431	$409,761	$3,332,670	$3,166,346
Total assets at cost before depreciation (000's)	$3,929,045	$346,612	$3,582,433	$3,383,894
Debt to Total Assets before Depreciation	40.3%	-1.3%	41.7%	42.9%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	67,872,159	5,063,180	62,808,979	59,907,957
Exchangeable O.P Units held by minority interests	1,264,640	(223,724)	1,488,364	1,318,625
Convertible Securities	0	0	0	0

Total Common Shares & Equivalents	69,136,799	4,839,456	64,297,343	61,226,582

SUMMARY REAL ESTATE INFORMATION

Including Regency Wholly-Owned and Pro-Rata Share of Properties Owned in Joint Ventures

	09/30/05	12/31/04
Gross Leasable Area (GLA)	30,581,020	26,882,192
GLA including anchor owned stores	34,333,196	29,474,657
% leased - Operating and development properties	92.4%	91.6%
% leased - Operating properties only	95.3%	95.7%
Rental rate growth	10.4%	10.8%
Same property NOI growth	3.2%	2.5%

Total Real Estate Portfolio including 100% of All Properties Owned in Joint Ventures

	09/30/05	12/31/04
Gross Leasable Area	45,719,036	33,815,970
GLA including anchor owned stores	49,471,212	36,165,628
GLA under Development	3,037,230	3,818,656
Number of retail shopping centers	389	291
Number of centers under development (excluding expansions)	29	34
Number of grocery-anchored shopping centers	320	245
% leased - Operating and development properties	93.3%	92.7%
% leased - Operating properties only	95.4%	96.1%
Rental rate growth	10.4%	10.1%
Same property NOI growth	3.2%	2.8%

CONSOLIDATED BALANCE SHEETS

For the Periods Ended September 30, 2005 and December 31, 2004 and 2003

	2005	2004	2003
Assets
Real Estate Investments at cost:
Operating properties	$2,748,760,524	2,721,861,948	2,652,175,682
Properties in development	410,764,394	426,215,584	369,474,460

	3,159,524,918	3,148,077,532	3,021,650,142
Operating properties held for sale	31,209,535	4,915,797	4,200,008
Less: accumulated depreciation	371,386,477	338,609,332	285,664,875

	2,819,347,976	2,814,383,997	2,740,185,275
Investments in real estate partnerships	551,696,847	179,676,785	140,496,074

Net real estate investments	3,371,044,823	2,994,060,782	2,880,681,349
Cash and cash equivalents	31,231,739	95,319,520	29,868,622
Notes receivable	21,895,373	25,646,378	70,781,914
Tenant receivables, net of allowance for uncollectible accounts	57,819,328	60,911,287	57,041,388
Deferred costs, less accumulated amortization	42,207,021	41,002,475	35,803,525
Acquired lease intangible assets, net	11,295,487	14,172,159	10,205,493
Other assets	22,165,191	12,711,027	13,846,422

	$3,557,658,962	3,243,823,628	3,098,228,713

Liabilities and Stockholders’ Equity
Notes payable	$1,459,589,032	1,293,089,505	1,257,776,805
Unsecured line of credit and unsecured bridge loan	125,000,000	200,000,000	195,000,000

Total Notes Payable	1,584,589,032	1,493,089,505	1,452,776,805

Tenants’ security and escrow deposits	10,116,282	10,048,790	9,358,023
Acquired lease intangible liabilities, net	4,445,629	5,161,102	6,115,066
Accounts payable and other liabilities	103,009,525	102,443,550	94,279,961

Total liabilities	1,702,160,468	1,610,742,947	1,562,529,855

Preferred units	49,157,977	101,761,596	223,525,891
Exchangeable operating partnership units	27,979,884	30,775,253	26,544,594
Limited partners’ interest in consolidated partnerships	1,453,942	1,827,202	4,650,626

Total minority interests	78,591,803	134,364,051	254,721,111

Stockholders’ Equity
Preferred stock	275,000,000	200,000,000	75,000,000
Common stock, $.01 par	731,656	679,704	649,561
Additional paid in capital, net of Treasury stock	1,596,724,362	1,382,897,695	1,282,947,196
Accumulated other comprehensive (loss) income	(12,018,856)	(5,290,997)	174,747
Distributions in excess of net income	(83,530,471)	(79,569,772)	(77,793,757)

Total Stockholders’ Equity	1,776,906,691	1,498,716,630	1,280,977,747

	$3,557,658,962	3,243,823,628	3,098,228,713

Ratios	2005	2004	2003
Debt to Real Estate Assets, before depreciation	42.3%	44.8%	45.9%
Debt to Total Assets, before depreciation	40.3%	41.7%	42.9%
Debt to Total Assets, before depreciation & including prorata share of JV’s	47.0%	44.0%	44.3%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	48.6%	50.1%	51.8%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	80.2%	78.6%	80.8%
Unsecured NOI to Total NOI (REG 100% owned only)	80.6%	80.7%	82.0%

CONSOLIDATED STATEMENTS OF OPERATIONS

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

For the Periods Ended September 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Real Estate Revenues:
Minimum rent	$74,483,666	$74,028,384	$223,481,383	$217,290,017
Percentage rent	854,498	732,872	1,679,170	1,530,166
Recoveries from tenants	19,396,529	20,258,300	58,607,472	57,711,660
Other income	1,205,851	1,646,284	5,441,256	5,052,686

	95,940,544	96,665,840	289,209,281	281,584,529

Real Estate Operating Expenses:
Operating and maintenance	13,676,722	14,400,909	41,103,723	41,125,161
Real estate taxes	10,390,409	10,743,845	31,448,825	31,691,982

	24,067,131	25,144,754	72,552,548	72,817,143

Net Operating Income	71,873,413	71,521,086	216,656,733	208,767,386

Development Gains and Mgmt Fees:
Development gains	4,542,827	8,149,078	21,819,402	11,203,198
Fees and commissions	3,326,478	1,917,070	23,493,032	5,293,687
Gains on sales of outparcels	458,327	4,012,897	6,167,796	10,914,433
Provision for income tax (expense)	(84,321)	(454,948)	(3,098,068)	(1,294,665)

	8,243,311	13,624,097	48,382,162	26,116,653

Other Operating Expense (Income):
General and administrative excluding franchise taxes	9,148,429	7,232,498	27,202,923	20,336,616
Franchise taxes	22,749	158,278	341,171	520,247
Depreciation and amortization (including FF&E)	20,719,997	20,744,710	63,614,451	61,487,722
Net interest expense	23,054,575	20,100,675	66,803,855	59,992,436
(Gain) on sale of operating properties	(12,645,714)	(6,772,094)	(17,372,026)	(7,988,010)
Provision for loss on operating properties	0	0	0	0

	40,300,036	41,464,067	140,590,374	134,349,011

Minority interests (income)
Equity in loss (income) of unconsolidated partnerships	4,162,460	(2,199,387)	388,683	(5,777,131)
Preferred unit distributions	2,948,882	7,458,482	7,173,884	17,620,982
Exchangeable operating partnership units	597,686	590,385	2,392,412	1,416,660
Limited partners’ interest in consolidated partnerships	44,897	85,361	202,784	254,834

Net income	32,062,763	37,746,275	114,290,758	87,019,683

Preferred stock dividends	4,500,050	2,176,890	11,825,130	4,970,670

Net income for common stockholders	$27,562,713	$35,569,385	$102,465,628	$82,049,013

FUNDS FROM OPERATIONS AND OTHER INFORMATION

For the Periods Ended September 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Funds From Operations Reconciliation:
Net income for common stockholders	$27,562,713	$35,569,385	$102,465,628	$82,049,013
Add (Less):
Depreciation expense - consolidated properties	$17,510,847	$18,079,843	$53,341,844	$53,380,541
Depreciation expense - unconsolidated joint ventures	$18,488,531	$1,547,455	$27,938,524	$4,245,940
Less: consolidated JV partner’s share of depreciation	($64,728)	($64,196)	($160,862)	($147,115)
Amortization of leasing commissions and intangibles	$2,724,490	$2,310,730	$8,896,780	$6,830,590
(Gain) on sale of operating properties	($12,645,714)	($6,772,094)	($17,372,026)	($7,988,010)
Minority interest of exchangeable partnership units	$597,686	$590,385	$2,392,412	$1,416,660

Funds from Operations - Diluted (a)	$54,173,825	$51,261,508	$177,502,300	$139,787,619

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.41	$0.57	$1.55	$1.32
Add (Less):
Depreciation expense - consolidated properties	$0.26	$0.29	$0.82	$0.87
Depreciation expense - unconsolidated joint ventures	$0.27	$0.02	$0.43	$0.07
Less: consolidated JV partner’s share of depreciation	($0.00)	($0.00)	($0.00)	($0.00)
Amortization of leasing commissions and intangibles	$0.04	$0.04	$0.14	$0.11
(Gain) on sale of operating properties	($0.19)	($0.11)	($0.27)	($0.13)
Minority interest of exchangeable partnership units	$0.01	$0.01	$0.04	$0.02

Funds from Operations (a)	$0.80	$0.82	$2.70	$2.25

Additional Disclosures:
Straight-line rental income	$945,116	$1,605,276	$2,620,257	$3,683,674
Above- and Below - Market rent amortization	$238,491	$238,491	$715,473	$715,473
Pro Rata share of JV straight-line rental income	$850,898	$138,065	$1,543,068	$397,404
Pro Rata share of JV Above - and Below- mkt rent amort.	$1,724,397	$0	$2,035,623	$0
Provision for loss on sale of operating properties	$0	$0	$0	$0
Preferred stock and unit issuance costs	$1,396,381	$3,235,705	$1,396,381	$3,235,705
Debt premium amortization income	$208,860	$223,524	$664,553	$977,072
Stock based compensation expense	$2,104,692	$1,481,914	$6,861,264	$4,934,862

Capital Expenditures (non-revenue enhancing only)
Leasing commissions - Non-revenue enhancing	$1,889,676	$1,596,680	$5,077,215	$5,261,701
Tenant improvements - Non-revenue enhancing	$822,891	$823,937	$3,069,179	$3,026,065
Building improvements - Non-revenue enhancing	$2,199,197	$2,523,400	$5,165,596	$4,722,798

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

For the Periods Ended September 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Revenues:
Minimum rent	$73,181,315	$69,175,476	$215,549,567	$203,199,655
Percentage rent	854,498	696,747	1,660,507	1,474,896
Recoveries from tenants	20,216,900	20,708,272	61,772,266	58,547,581
Management fees and commissions	3,326,478	1,917,070	23,493,032	5,293,687
Equity in (loss) income of investments in real estate partnerships	(3,953,200)	2,199,387	(616,186)	6,888,093

Total revenues	93,625,991	94,696,952	301,859,186	275,403,912

Operating Expenses:
Depreciation and amortization	20,437,598	19,218,017	61,247,346	57,411,949
Operating and maintenance	13,334,389	13,417,635	39,386,431	38,043,495
General and administrative	9,148,429	7,232,498	27,202,923	20,336,616
Real estate taxes	10,184,109	9,962,754	30,368,488	29,201,147
Other operating expense	204,032	1,478,500	2,166,646	2,628,813

Total operating expenses	53,308,557	51,309,404	160,371,834	147,622,020

Other Expense (Income):
Interest expense, net of interest income	22,956,119	19,833,396	65,293,777	59,220,791
Gain from sale of properties	(3,750,550)	(8,928,974)	(13,890,279)	(16,579,014)
Provision for loss on operating properties	0	0	0	0

Total other expense (income)	19,205,569	10,904,422	51,403,498	42,641,777

Income before minority interests	21,111,865	32,483,126	90,083,854	85,140,115

Minority interest of preferred units	(2,948,882)	(7,458,482)	(7,173,884)	(17,620,982)
Minority interest of exchangeable operating partnership units	(333,489)	(379,455)	(1,713,113)	(1,077,505)
Minority interest of limited partners	(44,897)	(85,361)	(202,784)	(254,834)

Income from continuing operations	17,784,597	24,559,828	80,994,073	66,186,794

Discontinued Operations:
Operating Income from discontinued operations	711,854	2,540,555	3,356,019	7,732,893
Gain from sale of properties	13,566,312	10,645,892	29,940,666	13,099,996

Income from discontinued operations	14,278,166	13,186,447	33,296,685	20,832,889

Net Income	32,062,763	37,746,275	114,290,758	87,019,683

Preferred stock dividends	(4,500,050)	(2,176,890)	(11,825,130)	(4,970,670)

Net income for common stockholders	$27,562,713	$35,569,385	$102,465,628	$82,049,013

CALCULATION OF EARNINGS AND FFO PER SHARE

For the Periods Ended September 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
	Earnings Per Share
Net Income for Common Stockholders	$27,562,713	$35,569,385	$102,465,628	$82,049,013
Less: Dividends paid on unvested restricted stock	(339,627)	(304,766)	(1,018,881)	(914,297)

Net Income for Basic EPS	$27,223,086	$35,264,619	$101,446,747	$81,134,716

Plus: Dividends paid on Treasury Method restricted stock	$87,473	$73,402	$202,323	$181,780
Plus: Minority interest of exchangeable OP units if dilutive	—	—	—	—

Net Income for Diluted EPS	$27,310,559	$35,338,021	$101,649,070	$81,316,496

Net Income from discontinued operations for Basic EPS	14,278,166	13,186,447	33,296,685	20,832,889
Minority interest of exchangeable OP units if dilutive	—	—	—	—

Net Income from discontinued operations for Diluted EPS	$14,278,166	$13,186,447	$33,296,685	$20,832,889

Earnings Per Share:
Basic NI for CS before Disc. Ops.	$0.20	$0.36	$1.07	$1.00
Diluted NI for CS before Disc. Ops.	$0.19	$0.36	$1.07	$1.00
Basic Discontinued Operations	$0.22	$0.22	$0.53	$0.35
Diluted Discontinued Operations	$0.22	$0.22	$0.52	$0.35
Basic NI for common stockholders	$0.42	$0.58	$1.60	$1.35
Diluted NI for common stockholders	$0.41	$0.58	$1.59	$1.35

	Funds From Operations Per Share
Funds from Operations net of O.P. Unit interests	$53,576,139	$50,671,123	$175,109,888	$138,370,959
Less: Dividends paid on unvested restricted stock	(339,627)	(304,766)	(1,018,881)	(914,297)

Funds from Operations for Basic FFO per share	$53,236,512	$50,366,357	$174,091,007	$137,456,662

Plus: Dividends paid on Treasury Method restricted stock	87,473	73,402	202,323	181,780
Plus: Minority interest of exchangeable OP units if dilutive	597,686	590,385	2,392,412	1,416,660

Funds from Operations for Diluted FFO per share	$53,921,671	$51,030,144	$176,685,742	$139,055,102

FFO Per Share:
Basic	$0.81	$0.83	$2.74	$2.28
Diluted	$0.80	$0.82	$2.70	$2.25

	Weighted Average Shares Outstanding
Common Shares Issued including unvested shares	66,159,749	61,436,264	64,148,491	60,778,610
Less: unvested restricted shares	(683,255)	(624,351)	(664,436)	(621,203)

Weighted Average Shares for Basic Net Income and FFO Per Share	65,476,494	60,811,913	63,484,055	60,157,407

Dilutive Common Stock Equivalents for EPS:
Plus: O.P. Unit after conversion to common	0	0	0	0
Plus: Unvested restricted stock (Treasury Method)	159,043	138,495	122,620	114,327
Plus: $200 MM Forward Equity Offering (Treasury Method)	0	0	198,879	0
Plus: Stock options (Treasury Method)	342,119	166,750	216,671	221,539

Weighted Average Shares for Diluted EPS	65,977,655	61,117,158	64,022,225	60,493,273

Dilutive Common Stock Equivalents for FFO:
Plus: O.P. Unit after conversion to common	1,299,206	1,055,586	1,372,847	1,055,369

Weighted Average Shares for Diluted Funds from Operations Per Share	67,276,861	62,172,744	65,395,072	61,548,642

SUMMARY OF OUTSTANDING DEBT

			09/30/05	12/31/04
Total Debt Outstanding
Mortgage loans payable:
Fixed rate secured loans			$183,057,823	275,726,285
Variable rate secured loans			77,946,645	68,417,533
Unsecured debt offering fixed rate			1,198,584,564	948,945,687
Unsecured line of credit variable rate			125,000,000	200,000,000

Total			$1,584,589,032	1,493,089,505

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
2005	$1,064,375	—	6,264,305	7,328,680
2006	3,782,529	—	28,088,963	31,871,491
2007	3,577,244	125,000,000	94,755,377	223,332,621
2008	3,428,738	—	19,620,082	23,048,820
2009	3,435,477	—	53,090,115	56,525,592
2010	3,280,647	—	177,183,623	180,464,270
2011	3,288,578	—	251,072,718	254,361,296
2012	3,414,380	—	255,479,944	258,894,323
2013	2,656,865	—	16,686,646	19,343,511
2014	1,557,348	—	158,229,678	159,787,026
>10 years	1,064,232	—	365,698,677	366,762,909
Net unamortized debt premiums	—	—	2,868,492	2,868,492

	$30,550,413	125,000,000	1,429,038,619	1,584,589,032

			09/30/05	12/31/04
Percentage of Total Debt:
Fixed			87.19%	82.02%
Variable			12.81%	17.98%
Current Interest Rates*:
Fixed			6.61%	6.96%
Variable			4.33%	2.92%
Effective Interest Rate			6.32%	6.24%

* interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization

Average Maturity Date:
Fixed			August 11, 2012	January 15, 2011
Variable			May 10, 2007	March 2, 2007

SUMMARY OF OUTSTANDING DEBT

Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	09/30/05	12/31/04
Fixed Rate Loans:
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	—	201,600
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	—	14,741,210
Debt Offering	Unsecured	7.125%	07/15/05	—	99,982,717
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	—	6,507,155
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	—	5,051,665
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	—	4,315,724
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	—	6,517,127
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	6,264,305	6,378,306
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/01/06	11,877,783	12,068,627
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,740,357	4,842,186
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,597,430	4,711,972
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,587,925	4,677,599
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,296,890	10,498,257
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	—	3,285,361
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,751,461	3,458,275
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,726,626	5,273,869
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,458,274	10,569,002
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,971,451	10,104,975
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,755,201	3,883,469
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,245,095	10,315,025
Debt Offering	Unsecured	8.450%	09/01/10	149,866,543	149,846,176
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,815,439	5,899,708
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,643,381	2,681,685
Debt Offering	Unsecured	7.950%	01/15/11	219,839,762	219,817,820
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,245,461	12,351,636
Debt Offering	Unsecured	7.250%	12/12/11	19,921,890	19,912,512
Debt Offering	Unsecured	6.750%	01/15/12	249,765,625	249,737,500
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,217,632	6,260,623
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	22,190,665	22,615,293
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,667,349	6,981,845
Debt Offering	Unsecured	4.950%	04/15/14	149,677,425	149,648,962
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,695,104	9,894,103
Wachovia Bank	Gilroy Crossing	5.010%	10/11/14	—	49,000,000
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,881,211	9,000,000
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,532,021	2,667,891
Debt Offering	Unsecured	5.250%	08/01/15	349,513,319	—
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,085,875	1,085,875
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,597,597	4,806,140
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,344,798	11,547,039
Net unamortized premiums on assumed debt of acquired properties				2,868,492	3,533,043

Total Fixed Rate Debt				1,381,642,387	1,224,671,972

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/06	7,008,445	7,479,333
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	125,000,000	200,000,000
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 1.25%	07/13/07	35,000,000	25,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				202,946,645	268,417,533

Total				$1,584,589,032	1,493,089,505

SUMMARY OF PREFERRED STOCK AND UNITS

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (a)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.4500%	29-Sep-1999	29-Sep-2009	1-Jan-2014	$50,000,000	$49,157,977	$842,023

					$50,000,000	$49,157,977	$842,023

Preferred Stock:
Series 3	7.4500%	3-Apr-2003	3-Apr-2008	N/A	$75,000,000	$75,000,000	$2,705,034
Series 4	7.2500%	31-Aug-2004	31-Aug-2009	N/A	$125,000,000	$125,000,000	$4,288,376
Series 5	6.7000%	2-Aug-2005	2-Aug-2010	N/A	$75,000,000	$75,000,000	$2,222,292

					$275,000,000	$275,000,000	$9,215,702

(a)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

2005 SHOPPING CENTER ACQUISITIONS

Regency’s 100% Owned Only

Date	Property	City/State	Total GLA	Company Owned GLA	Regency Cost	Yield	Anchor Tenant
None

Total Wholly-Owned Acquisitions			0	0	$0	0.00%

JOINT VENTURE 2005 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	Total GLA	Venture Owned GLA	Cost	Yield	Anchor Tenant
Macquarie (REG has a 25% interest)
Feb-05	Heritage Plaza (a)	3rd Party	Chicago, IL	128,870	128,870	$25,533,000	7.11%	Jewel, Ace Hardware
Mar-05	Bear Creek Village	Regency	Wildomar, CA	75,220	75,220	$22,072,800	7.25%	Stater Bros.
Sep-05	Peachland Promenade	Regency	Port Charlotte, FL	82,082	82,082	$9,855,880	7.50%	Publix
Macquarie II (REG has a 35% interest)
Jun-05	First Washington Portfolio	3rd Party	Multi-State	12,874,321	12,570,090	$2,685,612,979	6.16%	100 Property Portfolio
Oregon (REG has a 20% interest)
	None
CalSTRS (REG has a 25% interest)
Sep-05	Jetton Village	3rd Party	Charlotte, NC	70,097	70,097	$11,600,000	7.00%	Harris Teeter

	Total Joint Venture Acquisitions			13,230,590	12,926,359	$2,754,674,659	6.19%

(a)	cost at completion of phase II development

2005 SHOPPING CENTER SALES

Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales of Properties 100% owned by Regency
Feb-05	Mainstreet Square	Orlando, FL	107,134	$7,300,000	$7,300,000	9.71%	Winn-Dixie
Apr-05	Cumming 400	Cumming, GA	126,899	$11,100,000	$11,100,000	8.11%	Publix
May-05	Lakeshore Village	St. Claire Shores, MI	85,940	$8,775,000	$8,775,000	6.10%	Kroger
Jul-05	Paseo Village	Scottsdale, AZ	92,399	$15,000,000	$15,000,000	5.10%	Walgreens
Jul-05	Mariners Village	Orlando, FL	133,440	$14,385,000	$14,385,000	8.72%	ABCO
Sep-05	Peachland Promenade (a)	Port Charlotte, FL	82,082	$9,855,880	$7,391,910	7.50%	Publix

			627,894	$66,415,880	$63,951,910	7.38%

Sales of Properties owned in Joint Ventures
Feb-05	Fox Lake Crossing (Oregon)	Fox Lake, IL	99,207	$19,650,000	$3,930,000	8.58%	Dominick’s
Apr-05	Publix Plaza (Macquarie)	Atlanta, GA	60,425	$6,800,000	$1,700,000	7.74%	Publix
Jun-05	Marketplace Kroger (Macquarie)	Knoxville, TN	64,000	$4,050,000	$1,012,500	9.24%	Kroger
Jun-05	Braelinn Village (Macquarie)	Atlanta, GA	226,522	$23,850,000	$5,962,500	8.18%	Kroger

			450,154	$54,350,000	$12,605,000	7.74%

	Total Dispositions		1,078,048	$120,765,880	$76,556,910	7.44%

(a) - Operating property sold to Macquarie

Oregon - Regency owns 20%

Macquarie - Regency owns 25%

2005 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Venture
Mar-05	Bear Creek Village (Macquarie)	Wildomar, CA	75,220	$22,072,800	$16,554,600	7.25%	Stater Bros.
Sales to Third Parties
Jan-05	Spokane Valley Development	Spokane, WA	37,887	$6,808,600	$6,808,600	8.41%	Walmart (NAP)
Mar-05	Victoria Gateway	Rancho Cucamonga, CA	94,998	$28,400,000	$28,400,000	6.18%	REI, Circuit City
Jun-05	Gilroy	San Jose, CA	322,955	$59,812,553	$59,812,553	8.50%	Kohl’s, Target (NAP)
Aug-05	Padden Parkway	Vancouver, WA	88,567	$18,200,000	$18,200,000	6.06%	Albertsons
	Third Party Sales		544,407	$113,221,153	$113,221,153	7.52%
	Joint Venture Sales		75,220	$22,072,800	$16,554,600	7.25%

	Total Development Sales		619,627	$135,293,953	$129,775,753	7.49%

Macquarie - Regency owns 25%

CalSTRS - Regency owns 25%

IN-PROCESS DEVELOPMENTS

September 30, 2005

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Development Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
4S Commons Town Center	CA	San Diego	Ralph’s	8/1/06	61,426,569	62,501,569	60,410,706	10.95%	10.95%	247,132	85%	264,752	86%
4S Fitness Center	CA	San Diego	LA Fitness	5/1/06	8,032,414	8,032,414	3,513,855	10.63%	10.63%	38,000	100%	38,000	100%
Alameda Bridgeside Shop Center	CA	Oakland	Nob Hill	07/01/06	29,075,096	34,527,169	22,817,280	8.00%	8.00%	105,128	71%	105,628	71%
Bear Creek Phase II	CA	Riverside	N/A	10/1/06	5,741,200	5,941,200	4,503,836	9.50%	9.50%	25,094	26%	25,094	26%
Clayton Valley Shopping Center	CA	Oakland	Nob Hill	04/01/07	60,653,099	60,653,099	27,930,366	8.82%	8.82%	273,357	63%	273,357	63%
Clovis	CA	Clovis - Fresno	Target, Petsmart	3/1/06	37,696,887	47,296,430	20,588,568	9.21%	9.21%	173,487	43%	329,004	70%
Falcon Ridge Town Center Phase II	CA	Riverside	24 Hour Fitness, Sav-On	9/1/06	15,088,682	15,261,182	12,539,006	10.67%	10.67%	69,784	64%	69,784	64%
French Valley	CA	Riverside	Stater Bros.	4/1/06	21,560,234	24,526,051	16,338,485	10.60%	10.60%	103,406	66%	115,665	70%
Santa Maria Commons	CA	Santa Barbara	Kohl’s	10/1/06	7,128,927	9,257,839	8,905,890	9.11%	9.11%	117,568	76%	117,568	76%
The Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	1/1/08	36,289,396	43,132,638	25,101,504	8.28%	8.28%	69,377	87%	69,377	87%
Fort Collins Center	CO	Fort Collins-Loveland	JC Penney	06/01/06	8,963,819	8,963,819	3,661,564	9.86%	9.86%	99,359	0%	99,359	0%
Longmont Center	CO	Boulder	JC Penney	06/01/06	8,875,808	8,875,808	3,637,183	9.82%	9.82%	97,900	0%	97,900	0%
Loveland Shopping Center	CO	Fort Collins-Loveland	Kohl’s	06/01/06	7,847,262	7,847,262	2,614,677	9.90%	9.90%	97,930	0%	97,930	0%
The Shops at Johns Creek	FL	Jacksonville	N/A	11/01/05	2,847,347	3,602,347	508,685	10.70%	10.70%	15,490	35%	15,490	35%
Greenwood Springs	IN	Indianapolis	Gander Mountain	10/01/05	11,829,096	21,563,147	5,178,924	10.07%	10.07%	90,735	71%	293,826	91%
Independence Square	MI	Detroit	Kroger	06/01/04	10,358,258	14,001,792	80,249	10.14%	10.14%	89,083	92%	89,083	92%
Amherst	NH	Boston	Petsmart, Target	01/01/06	7,337,483	7,337,483	6,197,305	9.20%	9.20%	48,300	73%	48,300	73%
Merrimack	NH	Boston	Shaws	04/01/06	12,510,373	12,573,373	5,815,023	9.92%	9.87%	79,271	69%	92,768	73%
Anthem Highland	NV	Las Vegas	Albertsons	12/1/06	22,311,242	24,794,380	15,141,299	10.73%	8.81%	93,516	70%	125,313	78%
Indian Springs (Bypass 4)	OH	Cincinnati	Kohl’s	09/01/06	6,992,927	8,167,927	5,514,609	10.21%	10.21%	52,400	43%	52,400	43%
Regency Commons	OH	Cincinnati	N/A	N/A	7,153,856	7,192,560	640,342	10.34%	10.34%	30,770	50%	30,770	50%
Harding Place	TN	Nashville	Wal-Mart	N/A	14,000,340	14,000,340	2,557,055	10.77%	10.77%	182,004	97%	202,300	98%
Atascocita Center	TX	Houston	Kroger	11/01/03	9,025,181	14,070,121	7,459,319	11.07%	11.07%	31,500	41%	94,180	80%
Kleinwood Center	TX	Houston	HEB	10/01/03	22,884,656	26,950,195	790,411	10.88%	10.88%	152,886	83%	152,886	83%
Kleinwood Phase II	TX	Houston	LA Fitness	12/01/06	8,357,373	9,122,373	5,958,946	10.23%	10.23%	45,001	100%	45,001	100%
Rockwall	TX	Dallas	Kroger	03/01/06	8,507,843	12,658,656	5,003,770	10.69%	10.69%	46,556	13%	120,326	66%
Signature Plaza	TX	Dallas	Kroger	06/01/05	4,272,740	8,919,261	989,242	15.84%	15.84%	32,374	83%	106,144	95%
Spring West	TX	Houston	HEB	11/01/06	17,832,097	22,284,280	8,217,344	9.85%	9.85%	144,060	80%	144,060	80%
Hoadly Road	VA	Washington DC	Harris Teeter	01/01/07	19,221,130	19,221,130	14,752,220	10.81%	10.31%	91,765	57%	109,962	64%
Hollymead	VA	Charlottesville	Harris Teeter, Target	09/01/05	30,169,773	41,612,734	6,025,008	10.50%	10.17%	153,906	81%	305,787	90%

Total Consolidated					523,991,108	604,888,579	303,392,671	9.94%	9.82%	2,897,139	65%	3,732,014	72%

Seal Beach Center	CA	Santa Ana-Anaheim-Irvine	Von’s	5/1/07	21,029,286	21,449,371	7,967,700	10.45%	10.45%	102,302	69%	102,302	69%
Plantation Plaza Phase II	FL	Jacksonville	N/A	N/A	3,457,880	3,462,080	1,207,143	9.53%	9.53%	12,601	11%	12,601	11%
Deer Grove Phase II	IL	Chicago	Staples	08/01/05	3,983,088	4,281,703	69,951	8.19%	8.19%	25,188	81%	25,188	81%

Total Unconsolidated					28,470,254	29,193,154	9,244,794	10.02%	10.02%	140,091	66%	140,091	66%

Total					552,461,362	634,081,733	312,637,465	9.94%	9.83%	3,037,230	65%	3,872,105	72%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.25%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE

September 30, 2005

In-Process Developments Projected Funding (1)

($ Thousands)

	Q4 2005E	Q1 2006E	Q2 2006E	Q3 2006E	Q4 2006E	2007+E
Properties in development	$65,000 - $80,000	$60,000 - $75,000	$55,000 - $70,000	$45,000 - $60,000	$30,000 - $45,000	$30,000 - $45,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization

($ Thousands)

	Q1 2005A	Q2 2005A	Q3 2005A	Q4 2005E	2006+E
Properties in development
Gross Dev. Costs:	$83,381	$99,672	$75,167	$70,000 - $130,000	$500,000 - $560,000
Net Dev. Costs:	$74,531	$75,046	$48,902	$50,000 -$100,000	$450,000 - $500,000

INVESTMENTS IN REAL ESTATE PARTNERSHIPS

September 30, 2005

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 09/30/05	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	16	2,423,377	$359,551,188	$143,685,490	Various	20.00%	$28,737,098	$42,284,655	$1,936,249
(JV-CCV)	Cameron Village	1	635,918	120,864,028	47,300,000	Wachovia	30.00%	14,190,000	21,734,278	(20,104)

		17	3,059,295	480,415,216	190,985,490
Macquarie CountryWide
(JV-M, JV-MD)	Various	51	5,121,574	747,202,459	399,690,511	Various	25.00%	99,922,628	69,260,881	2,221,178
(JV-M2)	Various	100	12,561,083	2,898,097,500	1,674,560,134	Various	35.00%	586,096,047	377,336,496	(6,340,547)

		151	17,682,657	3,645,299,959	2,074,250,645
CalSTRS
(JV-RC)	Various	6	643,700	137,391,001	70,045,862	Various	25.00%	17,511,466	13,689,597	536,828
Publix
(JV-O)	Valleydale Village	1	118,466	12,893,117	—	—	50.00%	—	6,129,604	157,080
(JV-O)	Regency Village	1	83,170	19,569,132	—	—	50.00%	—	9,968,979	233,886
(JV-O)	Queensborough	1	82,333	6,941,221	—	—	50.00%	—	3,446,666	222,275

		3	283,969	39,403,470	—
H.E.B.
(JV-O)	Fairfield Town Center	1	—	9,233,496	—	—	50.00%	—	4,701,329	—
(JV-O)	Indian Springs Center	1	136,625	27,704,365	27,000,000	Wells Fargo	50.00%	13,500,000	636,057	313,594

		2	136,625	36,937,861	27,000,000
Individual Investors
(JV-O)	Shops of San Marco	1	96,407	17,292,271	10,899,842	Wachovia	50.00%	5,449,921	2,508,304	123,375

		180	21,902,653	$4,356,739,778	$2,373,181,839			$765,407,159	$551,696,847	$(616,186)

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets

September 30, 2005 and December 31, 2004

( in thousands)

	2005	2004
Assets
Real estate, at cost
Land	$1,777,946	595,410
Buildings and improvements	2,249,509	749,741

	4,027,455	1,345,151
Less: accumulated depreciation	83,175	37,426

	3,944,280	1,307,725
Properties in development	25,825	13,146

Net real estate investments	3,970,105	1,320,871
Cash and cash equivalents	59,839	12,627
Tenant receivables, net of allowance for uncollectible accounts	32,644	21,585
Deferred costs, less accumulated amortization	13,472	5,251
Acquired lease intangible assets, net	276,267	79,240
Other assets	4,413	43

	$4,356,740	1,439,617

Liabilities and Equity
Liabilities:
Notes payable	$2,373,182	665,517
Accounts payable and other liabilities	68,369	21,230
Tenants’ security and escrow deposits	8,808	3,241
Acquired lease intangible liabilities, net	89,411	—

Total liabilities	2,539,770	689,988

Equity:
Equity - Regency Centers	571,095	194,971
Equity - Third parties	1,245,875	554,658

Total equity	1,816,970	749,629

	$4,356,740	1,439,617

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheet - Regency’s Pro-Rata share

September 30, 2005

(in thousands)

Assets
Real estate, at cost
Land	$566,275
Buildings and improvements	714,956

1,281,231
Less: accumulated depreciation	23,297

1,257,934
Properties in development	9,668

Net real estate investments	1,267,602

Cash and cash equivalents	20,373
Tenant receivables, net of allowance for uncollectible accounts	9,514
Deferred costs, less accumulated amortization	4,265
Acquired lease intangible assets, net	89,263
Other assets	1,523

$1,392,540

Liabilities and Equity
Liabilities:
Notes payable	$765,407
Accounts payable and other liabilities	22,373
Tenants’ security and escrow deposits	2,771
Acquired lease intangible liabilities, net	30,894

Total liabilities	821,445

Equity:
Equity - Regency Centers	571,095

$1,392,540

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations

September 30, 2005 and 2004

(in thousands)

	Three months ended		Year to date
	2005	2004	2005	2004
Revenues:
Minimum rent	$80,869	20,191	157,385	55,982
Percentage rent	189	71	704	345
Recoveries from tenants	22,462	6,097	45,638	16,083

Total revenues	103,520	26,359	203,727	72,410

Operating expenses:
Operating and maintenance	12,589	4,061	27,669	10,917
Real estate taxes	12,464	2,900	23,698	8,004

Total operating expenses	25,053	6,961	51,367	18,921

Net operating income	78,467	19,398	152,360	53,489

Other expense (income):
General and administrative	1,455	932	4,354	2,427
Depreciation and amortization expense	57,641	6,657	91,471	18,616
Interest expense, net	30,439	4,868	53,251	12,197
Gain on sale of real estate	(838)	(421)	(340)	(8,667)
Other income	319	—	(364)	—

Total other expense (income)	89,016	12,036	148,372	24,573

Net income	$(10,549)	7,362	3,988	28,916

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations - Regency’s Pro-Rata share

September 30, 2005 and 2004

(in thousands)

	Three months ended		Year to date
	2005	2004	2005	2004
Revenues:
Minimum rent	$25,215	4,971	46,026	13,799
Percentage rent	55	16	189	81
Recoveries from tenants	7,031	1,472	13,348	3,915

Total revenues	32,301	6,459	59,563	17,795

Operating expenses:
Operating and maintenance	3,873	992	7,972	2,674
Real estate taxes	3,892	703	6,913	1,942

Total operating expenses	7,765	1,695	14,885	4,616

Net operating income	24,536	4,764	44,678	13,179

Other expense (income):
General and administrative	360	211	1,041	546
Depreciation and amortization expense	18,674	1,631	28,436	4,569
Interest expense, net	9,770	1,190	16,153	2,998
Gain on sale of real estate	(209)	(348)	(97)	(1,464)
Other income	(106)	(119)	(239)	(358)

Total other expense (income)	28,489	2,565	45,294	6,291

Net income	$(3,953)	2,199	(616)	6,888

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

SUMMARY OF OUTSTANDING JOINT VENTURE DEBT

Unconsolidated JVs

	09/30/05	12/31/04
Total Debt Outstanding
Mortgage loans payable:
Fixed rate secured loans	$1,927,384,048	568,140,110
Variable rate secured loans	—	15,773,307
Unsecured line of credit variable rate	445,797,792	81,603,896

Total	$2,373,181,840	665,517,313

	09/30/05	12/31/04
Percentage of Total Debt:
Fixed	81.22%	85.37%
Variable	18.78%	14.63%
Current Average Interest Rate:
Fixed	5.08%	5.28%
Variable	4.23%	3.29%
Effective Interest Rate	4.92%	4.99%
Average Maturity Date:
Fixed	March 23, 2011	March 7, 2011
Variable	April 20, 2006	July 23, 2005

Total Debt Outstanding—Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	616,925,626	139,823,532
Variable rate secured loans	—	7,886,654
Unsecured line of credit variable rate	148,481,534	20,400,974

Total	765,407,160	168,111,160

AVERAGE BASE RENT BY STATE

Including only wholly-owned and Regency’s pro-rata share of joint venture properties

September 30, 2005

State	Number of Properties	GLA Sept-05	% of total GLA	% Leased	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	4	208,492	0.7%	87.3%	$1,892,965	0.5%	$10.40
Arizona	4	409,969	1.3%	97.0%	$5,958,343	1.5%	$15.02
California	68	6,316,369	20.7%	92.6%	$98,859,250	25.7%	$19.14
Connecticut	1	60,745	0.2%	94.2%	$1,161,724	0.3%	$21.13
Colorado	22	1,767,642	5.8%	80.2%	$16,333,833	4.2%	$11.52
Delaware	5	385,762	1.3%	93.4%	$4,254,430	1.1%	$11.94
District of Columbia	1	5,892	0.0%	100.0%	$376,600	0.1%	$63.92
Florida	50	4,801,184	15.7%	94.9%	$50,799,028	13.2%	$11.19
Georgia	33	1,897,358	6.2%	96.4%	$25,829,715	6.7%	$14.25
Illinois	17	997,121	3.3%	96.4%	$12,237,981	3.2%	$12.74
Indiana	3	139,344	0.5%	77.8%	$779,713	0.2%	$7.29
Kentucky	2	75,668	0.2%	94.7%	$661,545	0.2%	$9.24
Maryland	20	760,114	2.5%	96.6%	$10,969,707	2.9%	$15.08
Michigan	3	282,408	0.9%	94.5%	$3,459,080	0.9%	$12.96
Minnesota	2	104,684	0.3%	97.3%	$1,317,352	0.3%	$12.94
Nevada	1	93,516	0.3%	70.5%	$0	0.0%	$0.00
New Hampshire	2	127,571	0.4%	70.5%	$0	0.0%	$0.00
New Jersey	2	54,769	0.2%	97.8%	$851,146	0.2%	$15.90
North Carolina	15	1,303,163	4.3%	95.3%	$15,640,836	4.1%	$12.60
Ohio	15	1,844,765	6.0%	85.1%	$17,447,709	4.5%	$11.28
Oregon	9	672,857	2.2%	95.3%	$9,168,238	2.4%	$14.33
Pennsylvania	12	608,710	2.0%	95.7%	9,831,503	2.6%	$16.93
South Carolina	8	256,765	0.8%	94.3%	2,661,988	0.7%	$11.05
Tennessee	6	601,403	2.0%	97.7%	5,155,058	1.3%	$12.70
Texas	37	4,013,388	13.1%	90.2%	49,537,742	12.9%	$14.35
Virginia	32	1,871,784	6.1%	93.4%	26,526,058	6.9%	$16.20
Washington	12	789,246	2.6%	98.9%	12,339,274	3.2%	$15.82
Wisconsin	3	130,334	0.4%	94.4%	840,555	0.2%	$6.83

Total All Properties	389	30,581,020	100.0%	92.4%	384,891,372	100.0%	$14.30

AVERAGE BASE RENT BY STATE

Including 100% of properties owned in unconsolidated joint ventures

September 30, 2005

State	Number of Properties	GLA Sept-05	% of total GLA	% Leased	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	4	324,044	0.7%	85.9%	2,963,441	0.5%	$10.64
Arizona	4	496,087	1.1%	97.5%	7,150,223	1.2%	$14.81
California	68	8,752,240	19.1%	93.5%	137,051,262	23.4%	$18.31
Connecticut	1	173,557	0.4%	94.2%	3,319,212	0.6%	$21.13
Colorado	22	2,649,691	5.8%	85.6%	26,403,097	4.5%	$11.64
Delaware	5	655,687	1.4%	90.4%	6,986,753	1.2%	$11.96
District of Columbia	1	16,834	0.0%	100.0%	1,075,999	0.2%	$63.92
Florida	50	5,915,090	12.9%	95.0%	63,708,240	10.9%	$11.38
Georgia	33	2,992,545	6.5%	96.1%	38,818,885	6.6%	$13.73
Illinois	17	2,410,183	5.3%	96.3%	29,275,699	5.0%	$12.62
Indiana	3	229,619	0.5%	83.1%	2,227,750	0.4%	$11.77
Kentucky	2	302,670	0.7%	94.7%	2,646,179	0.5%	$9.24
Maryland	20	2,312,976	5.1%	96.6%	32,964,455	5.6%	$14.93
Michigan	3	282,408	0.6%	94.5%	3,459,080	0.6%	$12.96
Minnesota	2	299,097	0.7%	97.3%	3,763,864	0.6%	$12.94
Nevada	1	93,516	0.2%	70.5%	0	0.0%	$0.00
New Hampshire	2	127,571	0.3%	70.5%	0	0.0%	$0.00
New Jersey	2	156,482	0.3%	97.8%	2,431,845	0.4%	$15.90
North Carolina	15	2,114,667	4.6%	94.0%	24,736,732	4.2%	$12.45
Ohio	15	1,926,457	4.2%	85.6%	17,896,939	3.1%	$11.00
Oregon	9	931,070	2.0%	94.8%	12,529,283	2.1%	$14.22
Pennsylvania	12	1,320,021	2.9%	95.9%	19,048,481	3.3%	$15.11
South Carolina	8	522,027	1.1%	96.0%	5,448,408	0.9%	$10.90
Tennessee	6	601,403	1.3%	97.7%	5,155,058	0.9%	$12.70
Texas	37	4,757,855	10.4%	90.9%	58,999,749	10.1%	$14.20
Virginia	32	3,739,853	8.2%	94.1%	56,676,134	9.7%	$16.66
Washington	12	1,243,004	2.7%	98.7%	18,760,534	3.2%	$15.30
Wisconsin	3	372,382	0.8%	94.4%	2,401,587	0.4%	$6.83

Total All Properties	389	45,719,036	100.0%	93.34%	585,898,889	100.0%	$14.20

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Mid- Atlantic Region
Spring Valley Shopping Center	JV-M2	35%	DC	Washington DC	1930	2005	16,834	5,892	100.0%	100.0%	—	—	—

			DC				16,834	5,892	100.0%	100.0%	—	—

First State Plaza	JV-M2	35%	DE	Wilmington	1988	2005	164,576	57,602	88.1%	88.1%	—	57,319	Shop Rite
Newark Shopping Center	JV-M2	35%	DE	Wilmington	1987	2005	184,017	64,406	81.5%	81.5%	—	—	—
Pike Creek			DE	Wilmington	1981	1998	229,510	229,510	97.7%	97.7%	—	49,069	Acme Markets, K-Mart
Shoppes of Graylyn	JV-M2	35%	DE	Wilmington	1971	2005	66,676	23,337	93.7%	93.7%	—	—	—
White Oak - Dover, DE			DE	Dover	2000	2000	10,908	10,908	100.0%	100.0%	—	—	—

			DE				655,687	385,762	90.4%	93.4%	—	106,388

Corbin’s Corner	JV-M2	35%	CT	Hartford	1962	2005	173,557	60,745	94.2%	94.2%	—	—	—

			CT				173,557	60,745	94.2%	94.2%	—	—

Amherst Street Village Center			NH	Boston	2004	2004	48,300	48,300	73.5%	73.5%	—	—	—
Merrimack Shopping Center			NH	Boston	2004	2004	79,271	79,271	68.7%	68.7%	—	54,468	Shaw’s

			NH				127,571	127,571	70.5%	70.5%	—	54,468

Plaza Square	JV-M2	35%	NJ	Bergen	1990	2005	103,842	36,345	100.0%	100.0%	—	60,000	Shop Rite
Haddon Commons	JV-M2	35%	NJ	Philadelphia	1985	2005	52,640	18,424	93.4%	93.4%	—	34,240	Acme Markets

			NJ				156,482	54,769	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	35%	MD	Washington DC	1966	2005	104,037	36,413	100.0%	100.0%	—	21,750	Giant Food
Clinton Park	JV-C	20%	MD	Washington DC	2003	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant, Sears, (Toys “R” Us)
Clinton Square	JV-M2	35%	MD	Washington DC	1979	2005	18,961	6,636	96.3%	96.3%	—	—	—
Cloppers Mill Village	JV-M2	35%	MD	Washington DC	1995	2005	137,035	47,962	100.0%	100.0%	—	70,057	Shoppers Food Warehouse
Elkridge Corners	JV-M2	35%	MD	Baltimore	1990	2005	73,529	25,735	100.0%	100.0%	—	39,571	A&P
Festival at Woodholme	JV-M2	35%	MD	Baltimore	1986	2005	81,027	28,359	93.3%	93.3%	—	10,370	Trader Joe’s
Firstfield Shopping Center	JV-M2	35%	MD	Washington DC	1978	2005	22,328	7,815	100.0%	100.0%	—	—	—
Goshen Plaza	JV-M2	35%	MD	Washington DC	1987	2005	45,654	15,979	100.0%	100.0%	—	—	—
King Farm Apartments	JV-RC	25%	MD	Washington DC	2001	2004	64,880	16,220	86.4%	86.4%	—	—	—
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	2004	120,326	30,082	98.8%	98.8%	—	53,754	Safeway
Mitchellville Plaza	JV-M2	35%	MD	Washington DC	1991	2005	156,124	54,643	95.7%	95.7%	—	45,100	Food Lion
Northway Shopping Center	JV-M2	35%	MD	Baltimore	1987	2005	98,016	34,306	96.5%	96.5%	—	49,028	Shoppers Food Warehouse
Parkville Shopping Center	JV-M2	35%	MD	Baltimore	1961	2005	162,433	56,852	99.6%	99.6%	—	41,223	Superfresh
Penn Station Shopping Center	JV-M2	35%	MD	Washington DC	1989	2005	244,815	85,685	93.3%	93.3%	50,000	66,748	(Safeway), Save-a-Lot, National Wholesale Liquidator
Rosecroft Shopping Center	JV-M2	35%	MD	Washington DC	1963	2005	119,010	41,654	88.8%	88.8%	—	33,000	FOOD LION (Dark)
Southside Marketplace	JV-M2	35%	MD	Baltimore	1990	2005	125,147	43,801	100.0%	100.0%	—	44,264	Shoppers Food Warehouse
Takoma Park	JV-M2	35%	MD	Washington DC	1960	2005	108,168	37,859	96.2%	96.2%	—	63,643	Shoppers Food Warehouse
Valley Centre	JV-M2	35%	MD	Baltimore	1987	2005	247,312	86,559	95.1%	95.1%	—	—	—
Watkins Park Plaza	JV-M2	35%	MD	Washington DC	1985	2005	113,443	39,705	100.0%	100.0%	—	43,205	Safeway
Woodmoor Shopping Center	JV-M2	35%	MD	Washington DC	1954	2005	64,681	22,638	98.5%	98.5%	—	—	—

			MD				2,312,976	760,114	96.6%	96.6%	99,000	624,713

Allen Street Shopping Center	JV-M2	35%	PA	Allentown-Bethlehem	1958	2005	46,420	16,247	97.4%	97.4%	—	22,075	Ahart Market
City Avenue Shopping Center	JV-M2	35%	PA	Philadelphia	1960	2005	157,262	55,042	96.9%	96.9%	—	—	—
Colonial Sq/ PA	JV-M2	35%	PA	Harrisburg	1955	2005	28,640	10,024	80.3%	80.3%	—	—	—
Gateway Shopping Center			PA	Philadelphia	1960	2004	219,697	219,697	94.9%	94.9%	—	10,610	Trader Joe’s
Hershey			PA	None	2000	2000	6,000	6,000	100.0%	100.0%	—	—	—
Kenhorst Plaza	JV-M2	35%	PA	Reading	1990	2005	161,424	56,498	93.3%	93.3%	—	52,070	Redner’s Market
Mayfair Shopping Center	JV-M2	35%	PA	Philadelphia	1988	2005	112,276	39,297	99.1%	99.1%	—	25,673	Shop ‘N Bag
Mercer Square Shopping Center	JV-M2	35%	PA	Philadelphia	1988	2005	91,400	31,990	100.0%	100.0%	—	50,708	Genuardi’s
Newtown Square Shopping Center	JV-M2	35%	PA	Philadelphia	1970	2005	146,893	51,413	94.5%	94.5%	—	56,226	Albertson’s
Stefko Boulevard Shopping Center	JV-M2	35%	PA	Allentown-Bethlehem	1976	2005	133,824	46,838	94.1%	94.1%	—	73,000	Valley Farm Market
Towamencin Village Square	JV-M2	35%	PA	Philadelphia	1990	2005	122,916	43,021	100.0%	100.0%	—	40,750	Genuardi’s
Warwick Square Shopping	JV-M2	35%	PA	Philadelphia	1999	2005	93,269	32,644	96.1%	96.1%	—	50,658	Genuardi’s

			PA				1,320,021	608,710	95.9%	95.7%	—	381,770

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
601 King Street	JV-M2	35%	VA	Washington DC	1980	2005	8,349	2,922	96.6%	96.6%	—	—	—
Ashburn Farm Market Center			VA	Washington DC	2000	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant
Ashburn Farm Village Center	JV-M2	35%	VA	Washington DC	1996	2005	88,917	31,121	100.0%	100.0%	—	57,030	Shoppers Food Warehouse
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway
Brafferton Center	JV-M2	35%	VA	Washington DC	1997	2005	94,731	33,156	94.5%	94.5%	—	43,520	Giant Food (Dark)
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	1998	63,665	15,916	100.0%	100.0%	—	52,864	Kroger
Centre Ridge Marketplace	JV-M2	35%	VA	Washington DC	1996	2005	104,154	36,454	100.0%	100.0%	—	55,138	Shoppers Food Warehouse
Cheshire Station			VA	Washington DC	2000	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway
Festival at Manchester Lakes	JV-M2	35%	VA	Washington DC	1990	2005	165,568	57,949	97.4%	97.4%	—	65,000	Shoppers Food Warehouse
Fortuna			VA	Washington DC	2004	2004	90,132	90,132	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)
Fox Mill Shopping Center	JV-M2	35%	VA	Washington DC	1977	2005	103,269	36,144	100.0%	100.0%	—	49,837	Giant Food
Gayton Crossing	JV-M2	35%	VA	Richmond-Petersburg	1983	2005	156,916	54,921	96.0%	96.0%	—	38,408	Ukrop’s
Glen Lea Centre	JV-M2	35%	VA	Richmond-Petersburg	1969	2005	78,493	27,473	42.7%	42.7%	—	—	—
Greenbriar Town Center	JV-M2	35%	VA	Washington DC	1972	2005	345,935	121,077	100.0%	100.0%	—	62,319	Giant Food
Hanover Village	JV-M2	35%	VA	Richmond-Petersburg	1971	2005	96,146	33,651	59.3%	59.3%	—	—	—
Hoadly Village Center			VA	Washington DC	2005	2005	91,765	91,765	57.1%	57.1%	—	52,409	Harris Teeter
Hollymead Town Center			VA	Charlottesville	2004	2003	153,906	153,906	81.0%	81.0%	142,500	60,607	Harris Teeter, (Target)
Kamp Washington Shopping Center	JV-M2	35%	VA	Washington DC	1960	2005	71,825	25,139	88.6%	88.6%	—	—	—
Kings Park Shopping Center	JV-M2	35%	VA	Washington DC	1966	2005	77,202	27,021	97.4%	97.4%	—	28,161	Giant Food
Laburnum Park Shopping Center	JV-M2	35%	VA	Richmond-Petersburg	1977	2005	64,992	22,747	88.5%	88.5%	49,000	49,000	(Ukrop’s)
Laburnum Square Shopping Center	JV-M2	35%	VA	Richmond-Petersburg	1975	2005	109,405	38,292	85.2%	85.2%	—	45,157	Kroger
Saratoga Shopping Center	JV-M2	35%	VA	Washington DC	1977	2005	101,587	35,555	97.0%	97.0%	—	39,187	Giant Food
Signal Hill			VA	Washington DC	2004	2003	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse
Statler Square Phase I			VA	None	1996	1998	133,660	133,660	97.9%	97.9%	—	65,003	Kroger
Tall Oaks Village Center			VA	Washington DC	1998	2002	71,953	71,953	100.0%	100.0%	—	38,763	Giant
The Market at Opitz Crossing			VA	Washington DC	2003	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway
Town Center at Sterling Shopping Center	JV-M2	35%	VA	Washington DC	1980	2005	190,069	66,524	100.0%	100.0%	—	46,935	Giant Food
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	2002	298,601	59,720	99.3%	99.3%	—	48,424	Shoppers Food Warehouse, Gold’s Gym
Village Shopping Center	JV-M2	35%	VA	Richmond-Petersburg	1948	2005	111,177	38,912	92.2%	92.2%	—	45,023	Ukrop’s
Willston Centre I	JV-M2	35%	VA	Washington DC	1952	2005	105,376	36,882	99.5%	99.5%	—	—	—
Willston Centre II	JV-M2	35%	VA	Washington DC	1986	2005	127,449	44,607	100.0%	100.0%	—	42,491	Safeway

			VA				3,739,853	1,871,784	94.1%	93.4%	315,235	1,400,605

Regional Totals							8,502,981	3,875,347	94.5%	93.7%	414,235	2,662,184

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	2004	135,285	27,057	97.1%	97.1%	—	72,397	Dominicks
Brentwood Commons	JV-M2	35%	IL	Chicago	1962	2005	125,585	43,955	88.8%	88.8%	—	64,762	Dominicks
Civic Center Plaza	JV-M2	35%	IL	Chicago	1989	2005	265,024	92,758	97.6%	97.6%	—	87,135	Dominicks (Dark), Home Depot
Deer Grove Center	JV-C	20%	IL	Chicago	1996	2004	214,168	42,834	98.7%	98.7%	117,000	65,816	Dominicks, Linens N’ Things, (Target)
Deer Grove Phase II	JV-C	20%	IL	Chicago	2004	2004	25,188	5,038	80.9%	80.9%	—	—	—
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	2003	114,534	114,534	96.4%	96.4%	—	64,937	Jewel / OSCO
Geneva Crossing	JV-C	20%	IL	Chicago	1997	2004	123,182	24,636	100.0%	100.0%	—	72,385	Dominicks
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	2005	138,792	34,698	90.5%	90.5%	—	64,922	Jewel / OSCO
Hinsdale			IL	Chicago	1986	1998	178,975	178,975	100.0%	100.0%	—	69,540	Dominicks
Mallard Creek Shopping Center	JV-M2	35%	IL	Chicago	1987	2005	143,574	50,251	96.9%	96.9%	—	76,258	Dominicks
McHenry Commons Shopping Center	JV-M2	35%	IL	Chicago	1988	2005	100,526	35,184	95.1%	95.1%	—	76,170	Dominicks
Riverside Sq & River’s Edge	JV-M2	35%	IL	Chicago	1986	2005	169,436	59,303	99.3%	99.3%	—	74,495	Dominicks
Riverview Plaza	JV-M2	35%	IL	Chicago	1981	2005	139,262	48,742	100.0%	100.0%	—	50,094	Dominicks
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	2004	87,705	17,541	100.0%	100.0%	—	65,977	Dominicks
Stearns Crossing	JV-C	20%	IL	Chicago	1999	2004	96,613	19,323	95.7%	95.7%	—	65,613	Dominicks
Stonebrook Plaza Shopping Center	JV-M2	35%	IL	Chicago	1984	2005	95,825	33,539	100.0%	100.0%	—	63,000	Dominicks
The Oaks Shopping Center	JV-M2	35%	IL	Chicago	1983	2005	135,007	47,252	87.2%	87.2%	—	63,863	Dominicks
Westbrook Commons			IL	Chicago	1984	2001	121,502	121,502	92.8%	92.8%	—	51,304	Dominicks

			IL				2,410,183	997,121	96.3%	96.4%	117,000	1,148,668

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership%	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Greenwood Springs			IN	Indianapolis	2004	2004	90,735	90,735	70.7%	70.7%	203,091		Gander Mountain Co., (Wal- Mart)
Willow Lake Shopping Center	JV-M2	35%	IN	Indianapolis	1987	2005	85,923	30,073	87.6%	87.6%	64,000	64,000	( Kroger)
Willow Lake West Shopping Center	JV-M2	35%	IN	Indianapolis	2001	2005	52,961	18,536	97.0%	97.0%	—	10,028	Trader Joe’s

			IN				229,619	139,344	83.1%	77.8%	267,091	74,028

Franklin Square	JV-M	25%	KY	Lexington	1988	1998	203,318	50,830	94.4%	94.4%	—	50,499	Kroger
Silverlake	JV-M	25%	KY	Cincinnati	1988	1998	99,352	24,838	95.3%	95.3%	—	60,000	Kroger

			KY				302,670	75,668	94.7%	94.7%	—	110,499

Fenton Marketplace			MI	Flint	1999	1999	97,224	97,224	98.6%	98.6%	—	53,739	Farmer Jack
Independence Square			MI	Detroit	2004	2003	89,083	89,083	91.8%	91.8%	—	60,137	Kroger
Waterford Towne Center			MI	Detroit	1998	1998	96,101	96,101	92.9%	92.9%	—	60,202	Kroger

			MI				282,408	282,408	94.5%	94.5%	—	174,078

Colonial Square	JV-M2	35%	MN	Minneapolis- St. Paul	1959	2005	93,200	32,620	100.0%	100.0%	-	43,978	Lunds
Rockford Road Plaza	JV-M2	35%	MN	Minneapolis- St. Paul	1991	2005	205,897	72,064	96.0%	96.0%	—	65,608	Rainbow Foods

			MN				299,097	104,684	97.3%	97.3%	—	109,586

Beckett Commons			OH	Cincinnati	1995	1998	121,498	121,498	100.0%	100.0%	—	70,815	Kroger
Cherry Grove			OH	Cincinnati	1997	1998	195,497	195,497	89.8%	89.8%	—	66,336	Kroger
East Pointe			OH	Columbus	1993	1998	86,503	86,503	100.0%	100.0%	—	59,120	Kroger
Hyde Park			OH	Cincinnati	1995	1997	397,893	397,893	97.2%	97.2%	—	169,267	Kroger/ Biggs
Indian Springs Market Center			OH	Cincinnati	2005	2005	52,400	52,400	42.7%	42.7%	—	—	Kohl’s
Kingsdale Shopping Center			OH	Columbus	1999	1997	266,878	266,878	47.7%	47.7%	—	56,006	Giant Eagle
Kroger New Albany Center			OH	Columbus	1999	1999	91,722	91,722	94.7%	94.7%	—	63,805	Kroger
Maxtown Road (Northgate)			OH	Columbus	1996	1998	85,100	85,100	100.0%	100.0%	90,000	62,000	Kroger , (Home Depot)
Park Place Shopping Center			OH	Columbus	1988	1998	106,834	106,834	62.9%	62.9%	—	—	—
Regency Commons			OH	Cincinnati	2004	2004	30,770	30,770	49.7%	49.7%	—	—	—
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	2001	108,923	27,231	97.6%	97.6%	—	65,000	Kroger
Shoppes at Mason			OH	Cincinnati	1997	1998	80,800	80,800	100.0%	100.0%	—	56,800	Kroger
Westchester Plaza			OH	Cincinnati	1988	1998	88,182	88,182	98.4%	98.4%	—	66,523	Kroger
Windmiller Plaza Phase I			OH	Columbus	1997	1998	120,362	120,362	95.0%	95.0%	—	76,555	Kroger
Worthington Park Centre			OH	Columbus	1991	1998	93,095	93,095	92.7%	92.7%	—	52,337	Kroger

			OH				1,926,457	1,844,765	85.6%	85.1%	90,000	864,564

Cudahy Center Shopping Center	JV-M2	35%	WI	Milwaukee	1972	2005	103,254	36,139	82.7%	82.7%	—	62,865	Pick ‘N’ Save
Racine Centre Shopping Center	JV-M2	35%	WI	Racine	1988	2005	135,827	47,539	99.1%	99.1%	—	50,979	Piggly Wiggly
Whitnall Square Shopping Center	JV-M2	35%	WI	Milwaukee	1989	2005	133,301	46,655	98.8%	98.8%	—	69,090	Pick ‘N’ Save

			WI				372,382	130,334	94.4%	94.4%	—	182,934

Regional Totals							5,822,816	3,574,323	92.0%	89.6%	474,091	2,664,357

Pacific Region
4S Commons Town Center			CA	San Diego	2004	2004	247,132	247,132	85.1%	85.1%	—	52,000	Ralph’s
4S Fitness Center			CA	San Diego	2004	2004	38,000	38,000	100.0%	100.0%	—	—	—
Alameda Bridgeside Shopping Center			CA	Oakland	2004	2003	105,128	105,128	71.1%	71.1%	—	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertson’s, (Target)
Auburn Village	JV-M2	35%	CA	Sacramento	1990	2005	133,944	46,880	100.0%	100.0%	—	45,540	Bel Air Market
Bayhill Shopping Center	JV-M2	35%	CA	San Francisco	1990	2005	121,846	42,646	100.0%	100.0%	—	32,110	Mollie Stones Market
Bear Creek Phase II			CA	Riverside- San Bernardino	2005	2005	25,094	25,094	25.5%	25.5%	—	—	—
Bear Creek Village Center	JV-M	25%	CA	Riverside- San Bernardino	2004	2003	75,220	18,805	100.0%	100.0%	—	44,093	Stater Brothers
Blossom Valley			CA	San Jose	1990	1999	93,316	93,316	100.0%	100.0%	—	34,208	Safeway
Brea Marketplace	JV-M2	35%	CA	Orange County	1987	2005	298,193	104,368	75.6%	75.6%	—	—	Toys R Us
Campus Marketplace	JV-M	25%	CA	San Diego	2000	2000	144,288	36,072	99.2%	99.2%	—	58,527	Ralph’s
Clayton Valley			CA	Oakland	2004	2003	273,357	273,357	62.9%	62.9%	—	47,541	Nob Hill, Yardbirds Home Center
Clovis Commons			CA	Fresno	2004	2004	173,487	173,487	42.5%	42.5%	145,653	—	(Super Target)
Corral Hollow	JV-RC	25%	CA	Stockton	2000	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware
Costa Verde			CA	San Diego	1988	1999	178,622	178,622	100.0%	100.0%	—	40,000	Albertson’s
Diablo Plaza			CA	Oakland	1982	1999	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
El Camino			CA	Los Angeles	1995	1999	135,884	135,884	100.0%	100.0%	—	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	2000	256,034	64,009	98.0%	98.0%	66,700	77,888	(Lucky’s), Trader Joe’s
El Norte Pkwy Plaza			CA	San Diego	1984	1999	87,990	87,990	100.0%	100.0%	—	42,315	Von’s Food & Drug
Encina Grande			CA	Oakland	1965	1999	102,499	102,499	100.0%	100.0%	—	22,500	Safeway
Falcon Ridge			CA	Riverside-San Bernardino	2004	2003	232,754	232,754	94.3%	94.3%	123,735	43,718	Stater Brothers, (Target)
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino	2005	2005	69,784	69,784	64.5%	64.5%	—	—	24 Hour Fitness
Five Points Shopping Center	JV-M2	35%	CA	Santa Barbara	1960	2005	144,553	50,594	100.0%	100.0%	—	35,305	Albertson’s
Folsom Prairie City Crossing			CA	Sacramento	1999	1999	93,537	93,537	100.0%	100.0%	—	55,255	Safeway
French Valley			CA	Riverside-San Bernardino	2004	2004	103,406	103,406	66.2%	66.2%	—	44,093	Stater Brothers
Friars Mission			CA	San Diego	1989	1999	146,898	146,898	99.4%	99.4%	—	55,303	Ralph’s
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s
Gelson’s Westlake Market Plaza			CA	Ventura	2002	2002	84,975	84,975	98.2%	98.2%	—	37,500	Gelsons
Granada Village	JV-M2	35%	CA	Los Angeles	1965	2005	224,725	78,654	93.6%	93.6%	—	40,198	Ralph’s
Hasley Canyon Village			CA	Los Angeles	2003	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s
Heritage Plaza			CA	Orange County	1981	1999	231,602	231,602	99.9%	99.9%	—	44,376	Ralph’s
Laguna Niguel Plaza	JV-M2	35%	CA	Orange County	1985	2005	42,124	14,743	90.5%	90.5%	—	38,917	(Albertson’s)
Lake Forest Village	JV-M2	35%	CA	Orange County	1979	2005	119,741	41,909	98.8%	98.8%	—	38,472	Albertson’s
Loehmanns Plaza California			CA	San Jose	1983	1999	113,310	113,310	99.1%	99.1%	53,000	53,000	(Safeway)
Mariposa Shopping Center	JV-M2	35%	CA	San Jose	1957	2005	126,658	44,330	96.8%	96.8%	—	42,896	Safeway
Morningside Plaza			CA	Orange County	1996	1999	91,600	91,600	98.2%	98.2%	—	42,630	Stater Brothers
Navajo Shopping Center	JV-M2	35%	CA	San Diego	1964	2005	102,138	35,748	100.0%	100.0%	—	44,180	Albertson’s
Newland Center			CA	Orange County	1985	1999	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s
Oakbrook Plaza			CA	Ventura	1982	1999	83,279	83,279	95.4%	95.4%	—	43,842	Albertson’s
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	2001	197,166	39,433	99.6%	99.6%	—	28,210	Von’s Food & Drug
Plaza Hermosa			CA	Los Angeles	1984	1999	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug
Pleasant Hill Shopping Center	JV-M2	35%	CA	Oakland	1970	2005	233,678	81,787	99.2%	99.2%	—	—	Target, Toys R Us
Point Loma Plaza	JV-M2	35%	CA	San Diego	1987	2005	212,909	74,518	94.7%	94.7%	—	50,000	Von’s Food & Drug
Powell Street Plaza			CA	Oakland	1987	2001	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s
Rancho San Diego Village	JV-M2	35%	CA	San Diego	1981	2005	152,895	53,513	99.0%	99.0%	—	39,777	Von’s Food & Drug
Rona Plaza			CA	Orange County	1989	1999	51,754	51,754	98.1%	98.1%	—	37,194	Food 4 Less
San Leandro			CA	Oakland	1982	1999	50,432	50,432	100.0%	100.0%	—	38,250	(Safeway)
Santa Ana Downtown			CA	Orange County	1987	1999	100,305	100,305	100.0%	100.0%	—	37,972	Food 4 Less
Santa Maria Commons			CA	Santa Barbara	2005	2005	117,568	117,568	75.5%	75.5%	—	—	Kohl’s
Seal Beach	JV-C	20%	CA	Orange County	1966	2002	102,302	20,460	68.8%	68.8%	—	25,000	Safeway
Sequoia Station			CA	San Francisco	1996	1999	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)
Silverado Plaza	JV-M2	35%	CA	San Francisco	1974	2005	84,916	29,721	100.0%	100.0%	—	31,833	Nob Hill
Snell & Branham Plaza	JV-M2	35%	CA	San Jose	1988	2005	99,349	34,772	100.0%	100.0%	—	52,550	Safeway
Stanford Ranch Village	JV-M2	35%	CA	Sacramento	1991	2005	89,874	31,456	100.0%	100.0%	—	45,540	Bel Air Market
Strawflower Village			CA	San Francisco	1985	1999	78,827	78,827	100.0%	100.0%	—	33,753	Safeway
Tassajara Crossing			CA	Oakland	1990	1999	146,188	146,188	100.0%	100.0%	—	56,496	Safeway
The Shops of Santa Barbara			CA	Santa Barbara	2004	2003	51,568	51,568	84.8%	84.8%	—	—	—
The Shops of Santa Barbara Phase II			CA	Santa Barbara	2004	2004	69,377	69,377	87.3%	87.3%	—	40,000	Whole Foods
Twin Oaks Shopping Center	JV-M2	35%	CA	Los Angeles	1978	2005	98,399	34,440	100.0%	100.0%	—	40,775	Ralph’s
Twin Peaks			CA	San Diego	1988	1999	198,140	198,140	100.0%	100.0%	—	44,686	Albertson’s, Target
Valencia Crossroads			CA	Los Angeles	2003	2002	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s
Ventura Village			CA	Ventura	1984	1999	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug
Vista Village Phase I			CA	San Diego	2003	2002	128,898	128,898	98.1%	98.1%	165,000	25,000	Sprout’s, Krikorian Theatres, (Lowe’s)
Vista Village Phase II			CA	San Diego	2003	2002	55,000	55,000	100.0%	100.0%	—	—	—
West Park Plaza			CA	San Jose	1996	1999	88,103	88,103	100.0%	100.0%	—	24,712	Safeway
Westlake Village Plaza and Center			CA	Ventura	1975	1999	190,519	190,519	98.0%	98.0%	—	41,300	Von’s Food & Drug
Westridge			CA	Los Angeles	2003	2001	92,287	92,287	100.0%	100.0%	—	50,782	Albertson’s
Woodman Van Nuys			CA	Los Angeles	1992	1999	107,614	107,614	100.0%	100.0%	—	77,648	Gigante
Woodside Central			CA	San Francisco	1993	1999	80,591	80,591	100.0%	100.0%	113,000	—	(Target)
Ygnacio Plaza	JV-M2	35%	CA	Oakland	1968	2005	109,701	38,395	100.0%	100.0%	—	35,068	Albertson’s

			CA				8,752,240	6,316,369	93.5%	92.6%	924,738	2,636,800

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Cherry Park Market	JV-M	25%	OR	Portland	1997	1999	113,518	28,380	91.9%	91.9%	—	55,164	Safeway
Greenway Town Center	JV-M2	35%	OR	Portland	1979	2005	93,100	32,585	87.1%	87.1%	—	37,500	Unified Western Grocers
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	2000	150,080	37,520	98.1%	98.1%	—	57,370	Albertson’s
McMinnville Market Center			OR	Portland	2003	2003	74,313	74,313	100.0%	100.0%	—	53,641	Albertson’s
Murrayhill Marketplace			OR	Portland	1988	1999	149,215	149,215	87.7%	87.7%	—	41,132	Safeway
Sherwood Crossroads			OR	Portland	1999	1999	84,267	84,267	97.3%	97.3%	—	55,227	Safeway
Sherwood Market Center			OR	Portland	1995	1999	124,257	124,257	97.1%	97.1%	—	49,793	Albertson’s
Sunnyside 205			OR	Portland	1988	1999	52,710	52,710	100.0%	100.0%	—	—	—
Walker Center			OR	Portland	1987	1999	89,610	89,610	100.0%	100.0%	—	—	Sportmart

			OR				931,070	672,857	94.8%	95.3%	—	349,827

Aurora Marketplace	JV-M2	35%	WA	Seattle	1991	2005	106,921	37,422	100.0%	100.0%	—	48,893	Safeway
Cascade Plaza	JV-C	20%	WA	Seattle	1999	1999	211,072	42,214	99.4%	99.4%	—	49,440	Safeway
Eastgate Plaza	JV-M2	35%	WA	Seattle	1956	2005	78,230	27,381	100.0%	100.0%	—	28,775	Albertson’s
Inglewood Plaza			WA	Seattle	1985	1999	17,253	17,253	100.0%	100.0%	—	—	—
James Center	JV-M	20%	WA	Tacoma	1999	1999	140,240	28,048	94.7%	94.7%	—	68,273	Fred Myer
Orchard Market Center			WA	Portland	2004	2002	51,959	51,959	100.0%	100.0%	—	—	—
Overlake Fashion Plaza	JV-M2	35%	WA	Seattle	1987	2005	80,555	28,194	100.0%	100.0%	230,300	—	(Sears)
Pine Lake Village			WA	Seattle	1989	1999	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods
Sammamish Highland			WA	Seattle	1992	1999	101,289	101,289	96.1%	96.1%	55,000	55,000	(Safeway)
South Point Plaza			WA	Seattle	1997	1999	190,378	190,378	100.0%	100.0%	—	55,443	Cost Cutters
Southcenter			WA	Seattle	1990	1999	58,282	58,282	97.0%	97.0%	111,900	—	(Target)
Thomas Lake			WA	Seattle	1998	1999	103,872	103,872	98.8%	98.8%	—	50,065	Albertson's

			WA				1,243,004	789,246	98.7%	98.9%	397,200	396,871

Regional Totals							10,926,314	7,778,471	94.2%	93.5%	1,321,938	3,383,498

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	2001	75,092	18,773	100.0%	100.0%	—	46,733	Publix
Trace Crossing			AL	Birmingham	2002	2001	74,130	74,130	95.2%	95.2%	—	51,420	Publix
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	2002	118,466	59,233	67.7%	67.7%	—	44,271	Publix
Village in Trussville			AL	Birmingham	1987	1993	56,356	56,356	93.4%	93.4%	—	38,380	Bruno’s

			AL				324,044	208,492	85.9%	87.3%	—	180,804

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	1993	102,342	25,586	100.0%	100.0%	—	48,555	Publix
Aventura Shopping Center			FL	Miami	1974	1994	102,876	102,876	89.5%	89.5%	—	35,908	Publix
Beneva Village Shops			FL	Sarasota	1987	1998	141,532	141,532	98.6%	98.6%	—	42,112	Publix
Berkshire Commons			FL	Naples	1992	1994	106,354	106,354	100.0%	100.0%	—	65,537	Publix
Bloomingdale			FL	Tampa	1987	1998	267,736	267,736	98.9%	98.9%	—	39,795	Publix, Wal-Mart, Bealls
Bolton Plaza			FL	Jacksonville	1988	1994	172,938	172,938	94.0%	94.0%	—	—	Wal-Mart
Boynton Lakes Plaza			FL	West Palm Beach	1993	1997	130,924	130,924	98.2%	98.2%	—	56,000	Winn-Dixie
Carriage Gate			FL	Tallahassee	1978	1994	76,783	76,783	95.6%	95.6%	—	—	—
Chasewood Plaza			FL	West Palm Beach	1986	1993	155,603	155,603	97.9%	97.9%	—	54,420	Publix
Courtyard Shopping Center			FL	Jacksonville	1987	1993	137,256	137,256	100.0%	100.0%	62,771	62,771	(Albertson’s), Target
East Port Plaza			FL	Fort Pierce	1991	1997	235,842	235,842	60.2%	60.2%	—	42,112	Publix
East Towne Shopping Center			FL	Orlando	2003	2002	69,841	69,841	95.1%	95.1%	—	44,840	Publix
Fleming Island			FL	Jacksonville	2000	1998	136,662	136,662	94.3%	94.3%	129,807	47,955	Publix, (Target)
Garden Square			FL	Miami	1991	1997	90,258	90,258	98.8%	98.8%	—	42,112	Publix
Grande Oak			FL	Ft Myers-Cape Coral	2000	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix
Highland Square	JV-M	25%	FL	Jacksonville	1999	1998	262,194	65,549	94.9%	94.9%	—	84,314	Publix/Winn-Dixie
John’s Creek Shopping Center			FL	Jacksonville	2004	2003	89,921	89,921	93.8%	93.8%	—	44,840	Publix
Julington Village	JV-C	20%	FL	Jacksonville	1999	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	1999	75,020	18,755	98.4%	98.4%	—	51,420	Publix
Lynnhaven	JV-M	25%	FL	Panama City	2001	2001	63,871	15,968	100.0%	100.0%	—	44,271	Publix
Marketplace St Pete			FL	Tampa	1983	1995	90,296	90,296	99.1%	99.1%	—	36,464	Publix
Martin Downs Village Center			FL	Fort Pierce	1985	1993	121,946	121,946	100.0%	100.0%	—	—	—
Martin Downs Village Shoppes			FL	Fort Pierce	1998	1993	49,743	49,743	100.0%	100.0%	—	—	—
Millhopper			FL	Gainesville	1974	1993	84,065	84,065	100.0%	100.0%	—	37,244	Publix
Newberry Square			FL	Gainesville	1986	1994	180,524	180,524	93.7%	93.7%	—	39,795	Publix, K-Mart

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	2000	86,772	21,693	94.5%	94.5%	—	61,171	Publix
Ocean Breeze			FL	Fort Pierce	1985	1993	108,209	108,209	80.6%	80.6%	—	36,464	Publix
Old St Augustine Plaza			FL	Jacksonville	1990	1996	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	1996	172,758	43,190	98.9%	98.9%	—	45,254	Publix
Palm Trails Plaza			FL	Fort Lauderdale	1998	1997	76,067	76,067	100.0%	100.0%	—	59,562	Winn-Dixie
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	1995	82,082	20,521	100.0%	100.0%	—	48,890	Publix
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix
Pine Tree Plaza			FL	Jacksonville	1999	1997	63,387	63,387	98.5%	98.5%	—	37,866	Publix
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	2004	82,747	16,549	80.4%	80.4%	—	44,840	Publix
Plantation Plaza Phase II	JV-C2	20%	FL	Jacksonville	2004	2004	12,601	2,520	11.1%	11.1%	—	—	—
Regency Court			FL	Jacksonville	1992	1997	218,649	218,649	98.5%	98.5%	—	—	Sports Authority
Regency Square Brandon			FL	Tampa	1986	1993	345,151	345,151	99.1%	99.1%	66,000	—	AMC Theatre, Michaels, (Best Buy)
Regency Village	JV-O	50%	FL	Orlando	2002	2000	83,170	41,585	92.3%	92.3%	—	54,379	Publix
Shoppes @ 104	JV-M	25%	FL	Miami	1990	1998	108,192	27,048	96.1%	96.1%	—	46,368	Winn-Dixie
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	2002	96,407	48,204	94.8%	94.8%	—	44,271	Publix
Starke			FL	Jacksonville	2000	2000	12,739	12,739	100.0%	100.0%	—	—	—
The Shops at John's Creek			FL	Jacksonville	2004	2003	15,490	15,490	35.0%	35.0%	—	—	—
Town Center at Martin Downs			FL	Fort Pierce	1996	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix
Town Square			FL	Tampa	1999	1997	44,679	44,679	99.3%	99.3%	—	—	—
University Collection			FL	Tampa	1984	1996	106,899	106,899	91.1%	91.1%	40,143	40,143	(Kash N Karry)
Village Center 6			FL	Tampa	1993	1995	181,110	181,110	96.4%	96.4%	—	36,434	Publix
Village Commons Shopping Center	JV-M2	35%	FL	West Palm Beach	1986	2005	169,053	59,169	96.0%	96.0%	—	39,975	Publix
Vineyard Shopping Center			FL	Tallahassee	2002	2001	62,821	62,821	88.3%	88.3%	—	44,271	Publix
Welleby			FL	Fort Lauderdale	1982	1996	109,949	109,949	99.5%	99.5%	—	46,779	Publix
Wellington Town Square			FL	West Palm Beach	1982	1996	107,325	107,325	97.2%	97.2%	—	44,840	Publix
Willa Springs Shopping Center			FL	Orlando	2000	2000	89,930	89,930	99.5%	99.5%	—	44,271	Publix

			FL				5,915,090	4,801,184	95.0%	94.9%	298,721	1,971,186

Ashford Place			GA	Atlanta	1993	1997	53,450	53,450	100.0%	100.0%	—	—	—
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	2004	68,271	17,068	100.0%	100.0%	—	44,271	Publix
Briarcliff La Vista			GA	Atlanta	1962	1997	39,203	39,203	100.0%	100.0%	—	—	—
Briarcliff Village			GA	Atlanta	1990	1997	187,156	187,156	97.3%	97.3%	—	43,454	Publix
Brookwood Village	JV-M	25%	GA	Atlanta	2000	2004	28,774	7,194	92.3%	92.3%	—	—	—
Buckhead Court			GA	Atlanta	1984	1997	58,130	58,130	83.0%	83.0%	—	—	—
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	2004	221,874	55,469	97.2%	97.2%	—	—	—
Cambridge Square Shopping Ctr			GA	Atlanta	1979	1996	71,475	71,475	100.0%	100.0%	—	40,852	Kroger
Cobb Center	JV-M	25%	GA	Atlanta	1996	2004	89,547	22,387	77.7%	77.7%	191,006	56,146	Publix, (Rich’s Department Store)
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	2004	68,489	17,122	98.1%	98.1%	—	56,077	Publix
Cromwell Square			GA	Atlanta	1990	1997	70,283	70,283	96.4%	96.4%	—	—	—
Delk Spectrum			GA	Atlanta	1991	1998	100,539	100,539	100.0%	100.0%	—	45,044	Publix
Dunwoody Hall			GA	Atlanta	1986	1997	89,351	89,351	100.0%	100.0%	—	44,271	Publix
Dunwoody Village			GA	Atlanta	1975	1997	120,598	120,598	97.9%	97.9%	—	18,400	Fresh Market
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	2004	97,990	24,498	93.3%	93.3%	—	31,000	Save Rite Grocery Store
Killian Hill Center	JV-M	25%	GA	Atlanta	2000	2000	113,216	28,304	97.5%	97.5%	—	54,340	Publix
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	2004	27,059	6,765	100.0%	100.0%	—	—	—
Loehmanns Plaza Georgia			GA	Atlanta	1986	1997	137,601	137,601	86.9%	86.9%	—	—	—
Memorial Bend Shopping Center			GA	Atlanta	1995	1997	177,284	177,284	94.8%	94.8%	—	56,146	Publix
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	2004	25,394	6,349	93.8%	93.8%	—	—	—
Orchard Square	JV-M	25%	GA	Atlanta	1987	1995	93,222	23,306	98.3%	98.3%	—	44,271	Publix
Paces Ferry Plaza			GA	Atlanta	1987	1997	61,696	61,696	100.0%	100.0%	—	—	—
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	2004	95,509	23,877	92.6%	92.6%	—	—	—
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	2004	45,528	11,382	100.0%	100.0%	—	45,528	Kroger
Powers Ferry Square			GA	Atlanta	1987	1997	97,707	97,707	100.0%	100.0%	—	—	—
Powers Ferry Village			GA	Atlanta	1994	1997	78,996	78,996	99.9%	99.9%	—	47,955	Publix

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro- rata share	JV's at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Rivermont Station			GA	Atlanta	1996	1997	90,267	90,267	100.0%	100.0%	—	58,261	Kroger
Rose Creek	JV-M	25%	GA	Atlanta	1993	2004	69,790	17,448	94.4%	94.4%	—	56,077	Publix
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	2004	201,979	50,495	93.9%	93.9%	—	—	Pike Nursery
Russell Ridge			GA	Atlanta	1995	1994	98,559	98,559	95.2%	95.2%	—	63,296	Kroger
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	2004	84,928	21,232	100.0%	100.0%	—	54,498	Kroger
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	2004	62,558	15,640	100.0%	100.0%	—	37,888	Publix
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	2004	66,122	16,531	100.0%	100.0%	—	54,322	Kroger

			GA				2,992,545	1,897,358	96.1%	96.4%	191,006	952,097

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	1998	79,503	19,876	98.5%	98.5%	—	54,153	Kroger
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	2004	635,918	190,775	89.6%	89.6%	—	79,830	Harris Teeter/ Fresh Market
Carmel Commons			NC	Charlotte	1979	1997	132,651	132,651	91.4%	91.4%	—	14,300	Fresh Market
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	2004	124,774	31,194	99.0%	99.0%	—	46,478	Kroger
Garner			NC	Raleigh	1998	1998	221,776	221,776	98.9%	98.9%	273,000	57,590	Kroger, (Home Depot), (Target)
Glenwood Village			NC	Raleigh	1983	1997	42,864	42,864	96.1%	96.1%	—	27,764	Harris Teeter
Greystone Village	JV-M	25%	NC	Raleigh	1986	2004	85,665	21,416	100.0%	100.0%	—	35,700	Food Lion
Jetton Village	JV-RC	25%	NC	Charlotte	1998	2005	70,097	17,524	89.8%	89.8%	—	46,760	Harris Teeter
Kernersville Plaza			NC	Greensboro	1997	1998	72,590	72,590	100.0%	100.0%	—	57,590	Harris Teeter
Lake Pine Plaza			NC	Raleigh	1997	1998	87,691	87,691	95.2%	95.2%	—	57,590	Kroger
Maynard Crossing			NC	Raleigh	1997	1998	122,782	122,782	97.6%	97.6%	—	55,973	Kroger
Shoppes of Kildaire	JV-M2	35%	NC	Raleigh	1986	2005	148,204	51,871	87.3%	87.3%	—	44,000	Winn-Dixie
Southpoint Crossing			NC	Raleigh	1998	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger
Union Square Shopping Center			NC	Charlotte	1989	1996	97,191	97,191	91.3%	91.3%	—	33,000	Harris Teeter
Woodcroft Shopping Center			NC	Raleigh	1984	1996	89,833	89,833	100.0%	100.0%	—	40,832	Food Lion

			NC				2,114,667	1,303,163	94.0%	95.3%	273,000	710,720

Fairview Market	JV-M	25%	SC	Greenville	1998	2004	53,888	13,472	94.1%	94.1%	—	37,888	Publix
Merchants Village	JV-M	25%	SC	Charleston	1997	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix
Murray Landing			SC	Columbia	2003	2002	64,359	64,359	95.6%	95.6%	—	44,840	Publix
North Pointe	JV-M	25%	SC	Columbia	1996	2004	64,257	16,064	93.7%	93.7%	—	47,955	Publix
Pelham Commons			SC	Greenville	2003	2002	76,541	76,541	87.4%	87.4%	—	44,271	Publix
Poplar Springs	JV-M	25%	SC	Greenville	1995	2004	64,038	16,010	98.2%	98.2%	—	47,955	Publix
Queensborough	JV-O	50%	SC	Charleston	1993	1998	82,333	41,167	100.0%	100.0%	—	65,796	Publix
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	2001	36,887	9,222	100.0%	100.0%	—	27,887	Publix

			SC				522,027	256,765	96.0%	94.3%	—	354,480

Dickson TN			TN	None	1998	1998	10,908	10,908	100.0%	100.0%	—	—	—
Harding Mall			TN	Nashville	2004	2004	182,004	182,004	97.3%	97.3%	—	—	Wal-Mart Supercenter
Harpeth Village Fieldstone			TN	Nashville	1998	1997	70,091	70,091	100.0%	100.0%	—	55,377	Publix
Nashboro			TN	Nashville	1998	1998	86,811	86,811	98.2%	98.2%	—	61,224	Kroger
Northlake Village I & II			TN	Nashville	1988	2000	141,685	141,685	95.0%	95.0%	—	64,537	Kroger
Peartree Village			TN	Nashville	1997	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter

			TN				601,403	601,403	97.7%	97.7%	—	241,785

Regional Totals							12,469,776	9,068,364	95.0%	95.3%	762,727	4,411,072

Southwest Region
Anthem Marketplace			AZ	Phoenix	2000	2003	113,292	113,292	98.8%	98.8%	—	55,256	Safeway
The Shops			AZ	Phoenix	2000	2003	35,710	35,710	92.1%	92.1%	—	—	—
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	2001	107,647	21,529	100.0%	100.0%	—	55,403	Safeway
Pima Crossing			AZ	Phoenix	1996	1999	239,438	239,438	96.6%	96.6%	—	—	Chez Antiques

			AZ				496,087	409,969	97.5%	97.0%	—	110,659

Applewood Shopping Center	JV-M2	35%	CO	Denver	1956	2005	375,622	131,468	96.7%	96.7%	—	71,074	King Soopers, Wal-Mart
Arapahoe Village	JV-M2	35%	CO	Boulder	1957	2005	159,237	55,733	93.6%	93.6%	—	43,500	Safeway
Belleview Square			CO	Denver	1978	2004	117,085	117,085	100.0%	100.0%	—	65,104	King Soopers
Boulevard Center			CO	Denver	1986	1999	88,512	88,512	94.8%	94.8%	52,700	52,700	(Safeway)
Buckley Square			CO	Denver	1978	1999	111,146	111,146	96.6%	96.6%	—	62,400	King Soopers
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	2002	148,575	37,144	97.6%	97.6%	125,000	58,374	Safeway, (Target)
Cherrywood Square	JV-M2	35%	CO	Denver	1978	2005	86,161	30,156	96.2%	96.2%	—	51,640	King Soopers
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers
Crossroads Commons	JV-C	20%	CO	Boulder	1986	2001	144,288	28,858	95.4%	95.4%	—	40,846	Whole Foods

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Fort Collins Center			CO	Fort Collins-Loveland	2005	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penny
Hilltop Village			CO	Denver	2003	2002	100,028	100,028	95.9%	95.9%	—	66,000	King Soopers
Leetsdale Marketplace			CO	Denver	1993	1999	119,916	119,916	91.9%	91.9%	—	62,600	Safeway
Littleton Square			CO	Denver	1997	1999	94,257	94,257	100.0%	100.0%	—	49,751	King Soopers
Lloyd King Center			CO	Denver	1998	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers
Longmont Center			CO	Boulder	2005	2005	97,900	97,900	0.0%	0.0%	—	—	JC Penny
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	2005	97,930	97,930	0.0%	0.0%	—	—	Kohl’s
Monument Jackson Creek			CO	Colorado Springs	1999	1998	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers
New Windsor Marketplace			CO	Greeley	2003	2002	95,877	95,877	92.7%	92.7%	—	66,507	King Soopers
Ralston Square Shopping Center	JV-M2	35%	CO	Denver	1977	2005	82,750	28,963	98.0%	98.0%	—	55,311	King Soopers
Stroh Ranch			CO	Denver	1998	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers
Willow Creek Center	JV-C	20%	CO	Denver	1985	2001	162,897	32,579	95.1%	95.1%	—	53,294	Safeway
Woodmen Plaza			CO	Colorado Springs	1998	1998	116,233	116,233	90.8%	90.8%	—	69,716	King Soopers

			CO				2,649,691	1,767,642	85.6%	80.2%	177,700	1,139,402

Athem Highland Shopping Center			NV	Las Vegas	2004	2004	93,516	93,516	70.5%	70.5%	—	53,963	Albertson’s

			NV				93,516	93,516	70.5%	70.5%	—	53,963

Alden Bridge			TX	Houston	1998	2002	138,953	138,953	96.8%	96.8%	—	67,768	Kroger
Atascocita Center			TX	Houston	2003	2002	31,500	31,500	41.0%	41.0%	62,680	62,680	(Kroger)
Bethany Park Place			TX	Dallas	1998	1998	74,066	74,066	91.7%	91.7%	—	58,374	Kroger
Casa Linda Plaza			TX	Dallas	1997	1999	324,639	324,639	81.0%	81.0%	—	59,561	Albertson’s
Champions Forest			TX	Houston	1983	1999	115,247	115,247	87.2%	87.2%	—	56,457	Randall’s Food
Cochran’s Crossing			TX	Houston	1994	2002	138,192	138,192	97.1%	97.1%	—	63,449	Kroger
Cooper Street			TX	Fort Worth	1992	1999	133,196	133,196	98.5%	98.5%	102,950	—	(Home Depot)
First Colony Marketplace	JV-M2	35%	TX	Houston	1993	2005	111,675	39,086	97.3%	97.3%	—	68,150	Randall’s Food
Fort Bend Center			TX	Houston	2000	2000	30,166	30,166	83.6%	83.6%	67,106	67,106	(Kroger)
Hancock			TX	Austin	1998	1999	410,438	410,438	98.1%	98.1%	—	90,217	H.E.B., Sears
Hebron Park	JV-M	25%	TX	Dallas	1999	1999	46,800	11,700	91.0%	91.0%	62,322	62,322	(Albertson’s)
Hillcrest Village			TX	Dallas	1991	1999	14,530	14,530	100.0%	100.0%	—	—	—
Indian Springs Center	JV-O	50%	TX	Houston	2003	2002	136,625	68,313	94.8%	94.8%	—	79,000	H.E.B.
Keller Town Center			TX	Fort Worth	1999	1999	114,937	114,937	99.0%	99.0%	—	63,631	Tom Thumb
Kleinwood Center			TX	Houston	2003	2002	152,886	152,886	83.3%	83.3%	—	78,348	H.E.B.
Kleinwood Center II			TX	Houston	2005	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness
Lebanon/Legacy Center			TX	Dallas	2002	2000	56,669	56,669	78.6%	78.6%	62,804	62,804	(Albertson’s)
Main Street Center			TX	Dallas	2002	2002	42,832	42,832	83.1%	83.1%	62,322	62,322	(Albertson’s)
Market at Preston Forest			TX	Dallas	1990	1999	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb
Market at Round Rock			TX	Austin	1987	1999	123,046	123,046	93.8%	93.8%	—	63,800	Albertson’s
Memorial Collection Shopping Center	JV-M2	35%	TX	Houston	1974	2005	103,382	36,184	99.9%	99.9%	—	53,993	Randall’s Food
Mockingbird Common			TX	Dallas	1987	1999	120,321	120,321	93.0%	93.0%	—	48,525	Tom Thumb
North Hills			TX	Austin	1995	1999	144,019	144,019	100.0%	100.0%	—	60,465	H.E.B.
Panther Creek			TX	Houston	1994	2002	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food
Preston Park			TX	Dallas	1985	1999	273,396	273,396	82.0%	82.0%	—	52,688	Tom Thumb
Prestonbrook			TX	Dallas	1998	1998	91,274	91,274	100.0%	100.0%	—	63,373	Kroger
Prestonwood Park			TX	Dallas	1999	1999	101,167	101,167	72.7%	72.7%	62,322	62,322	(Albertson’s)
Rockwall Town Center			TX	Dallas	2004	2002	46,556	46,556	12.8%	12.8%	57,017	57,017	(Kroger)
Shiloh Springs			TX	Dallas	1998	1998	110,040	110,040	98.7%	98.7%	—	60,932	Kroger
Signature Plaza			TX	Dallas	2004	2003	32,374	32,374	83.0%	83.0%	61,962	61,962	(Kroger)
Spring West Center			TX	Houston	2004	2003	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.
Sterling Ridge			TX	Houston	2000	2002	128,643	128,643	100.0%	100.0%	—	63,373	Kroger
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	2001	134,045	26,809	100.0%	100.0%	—	65,241	Kroger
Trophy Club			TX	Fort Worth	1999	1999	106,607	106,607	85.6%	85.6%	—	63,654	Tom Thumb
Valley Ranch Centre			TX	Dallas	1997	1999	117,187	117,187	87.3%	87.3%	—	55,750	Tom Thumb

PORTFOLIO SUMMARY REPORT BY REGION

September 30, 2005

							JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Sep-05	GLA Sep-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Weslayan Plaza East	JV-M2	35%	TX	Houston	1969	2005	174,192	60,967	100.0%	100.0%	—	—	—
Weslayan Plaza West	JV-M2	35%	TX	Houston	1969	2005	185,069	64,774	94.5%	94.5%	—	51,960	Randall’s Food
Westheimer Marketplace	JV-M2	35%	TX	Houston	1993	2005	135,936	47,578	80.3%	80.3%	—	68,150	Randall’s Food
Woodway Collection	JV-M2	35%	TX	Houston	1974	2005	111,005	38,852	90.5%	90.5%	—	56,596	Randall’s Food

			TX				4,757,855	4,013,388	90.9%	90.2%	601,485	2,238,729

Regional Totals							7,997,149	6,284,515	89.3%	87.5%	779,185	3,542,753

Regency Centers Total							45,719,036	30,581,020	93.3%	92.4%	3,752,176	16,663,864

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

Including only Regency's Pro-Rata Share of joint venture properties

September 30, 2005

Tenant	REG’s Pro-Rata Share of Tenant GLA*	% of Company Owned GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	2,941,012	9.6%	26,973,334	6.66%	64	23
Safeway	1,985,401	6.5%	18,098,591	4.47%	66	45
Publix	1,845,288	6.0%	15,603,323	3.85%	60	28
Albertsons	891,633	2.9%	8,281,355	2.04%	25	12
Blockbuster Video	387,845	1.3%	7,913,810	1.95%	97	41
H.E.B.	377,651	1.2%	4,497,612	1.11%	6	2
Supervalu	385,422	1.3%	4,215,096	1.04%	14	11
Harris Teeter	322,607	1.0%	3,808,413	0.94%	8	2
Walgreens	220,732	0.7%	3,367,829	0.83%	21	8
CVS	218,875	0.7%	3,097,829	0.76%	35	18
Whole Foods	83,169	0.3%	2,958,883	0.73%	4	2
Washington Mutual Bank	107,252	0.3%	2,890,897	0.71%	43	14
TJX Companies	330,707	1.1%	2,872,091	0.71%	21	13
Hallmark	179,916	0.6%	2,856,620	0.71%	66	36
Sears/K-Mart	466,638	1.5%	2,794,383	0.69%	23	15
Starbucks	93,586	0.3%	2,751,403	0.68%	82	33
Movie Gallery	127,880	0.4%	2,564,425	0.63%	33	16
Petco	151,065	0.5%	2,539,356	0.63%	17	8
Wal-Mart	449,423	1.5%	2,425,217	0.60%	4	1
Subway	96,541	0.3%	2,412,156	0.60%	111	55
The UPS Store	111,835	0.4%	2,380,034	0.59%	113	49
Long’s Drug	230,338	0.7%	2,323,740	0.57%	15	7
Stater Brothers	141,464	0.5%	2,200,096	0.54%	4	1
Rite Aid	173,946	0.6%	2,093,541	0.52%	22	16
Bank of America	62,076	0.2%	2,038,859	0.50%	31	17

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Pro-Rata Annualized Base Rent
Safeway Total	147,647
Albertsons Total	10,000
Kroger Total	40,900

GLA owned & occupied by the anchor not included above:		# of Tenant-Owned Stores	Total # of Stores (including Tenant- Owned)
Albertsons	418,158	7	32
Safeway	364,000	7	73
Kroger	312,765	5	69
Sears/K-Mart	230,200	1	24
Wal-Mart	203,091	1	5

	1,528,214

*	Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

Including 100% of properties owned in unconsolidated joint ventures

September 30, 2005

Tenant	Tenant GLA*	% of Company Owned GLA *	Total Annualized Base Rent*	% of Total Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Safeway	3,530,419	7.7%	33,366,248	5.50%	66	45
Kroger	3,704,493	8.1%	32,898,334	5.42%	64	23
Publix	2,798,115	6.1%	23,872,601	3.93%	60	28
Albertsons	1,247,805	2.7%	11,751,040	1.94%	25	12
Blockbuster Video	542,049	1.2%	11,069,154	1.82%	97	41
Supervalu	762,384	1.7%	8,158,557	1.34%	14	11
CVS	341,770	0.7%	5,322,129	0.88%	35	18
TJX Companies	569,327	1.2%	5,292,256	0.87%	21	13
H.E.B.	417,151	0.9%	5,047,612	0.83%	6	2
Ross Dress for Less	376,700	0.8%	4,807,528	0.79%	13	11
Harris Teeter	401,777	0.9%	4,655,320	0.77%	8	2
Sears/K-Mart	666,301	1.5%	4,536,311	0.75%	23	15
Hallmark	287,321	0.6%	4,476,300	0.74%	66	36
Walgreens	290,306	0.6%	4,451,775	0.73%	21	8
Petco	231,852	0.5%	4,127,050	0.68%	17	8
Movie Gallery	201,054	0.4%	4,086,245	0.67%	33	16
Washington Mutual Bank	146,970	0.3%	3,913,347	0.64%	43	14
Starbucks	130,438	0.3%	3,848,024	0.63%	82	33
Ahold	460,851	1.0%	3,693,916	0.61%	11	8
Long’s Drug	340,948	0.7%	3,653,225	0.60%	15	7
Rite Aid	332,500	0.7%	3,562,950	0.59%	22	16
Subway	147,794	0.3%	3,560,377	0.59%	111	55
The UPS Store	160,412	0.4%	3,421,091	0.56%	113	49
Bank of America	89,207	0.2%	3,267,147	0.54%	31	17
Whole Foods	115,846	0.3%	3,237,421	0.53%	4	2
McDonalds	94,617	0.2%	3,086,396	0.51%	39	22

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent @ 100%
Safeway Total	412,614
Albertsons Total	39,999
Kroger Total	73,599

GLA owned & occupied by the anchor not included above:		# of Tenant-Owned Stores	Total # of Stores (including Tenant- Owned)
Albertsons	418,158	7	32
Safeway	364,000	7	73
Kroger	312,765	5	69
Ross	30,187	1	14
Sears/K-Mart	230,200	1	24

	1,355,310

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of September 30, 2005, a schedule of the lease expirations for the next ten years, assuming that no tenants exercise renewal options:

All Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Expiring Minimum Rent **
(1)	394,344	1.5%	5,448,624	1.4%	$13.82	677,727	1.6%	9,554,795	1.6%
2005	377,392	1.4%	6,580,555	1.7%	$17.44	584,148	1.4%	9,354,035	1.6%
2006	2,557,008	9.5%	41,082,027	10.7%	$16.07	3,766,257	9.1%	60,406,323	10.3%
2007	3,005,639	11.2%	49,335,368	12.8%	$16.41	4,708,949	11.4%	76,301,058	13.0%
2008	2,974,718	11.0%	46,696,789	12.1%	$15.70	4,614,270	11.2%	70,127,927	12.0%
2009	2,855,565	10.6%	48,008,714	12.5%	$16.81	4,308,777	10.4%	71,298,847	12.2%
2010	2,303,229	8.6%	38,613,334	10.0%	$16.76	3,424,048	8.3%	55,316,498	9.4%
2011	1,365,300	5.1%	17,840,888	4.6%	$13.07	1,955,104	4.7%	27,008,729	4.6%
2012	1,155,524	4.3%	15,715,918	4.1%	$13.60	1,881,875	4.6%	27,137,698	4.6%
2013	906,938	3.4%	13,025,233	3.4%	$14.36	1,655,244	4.0%	22,275,956	3.8%
2014	842,810	3.1%	11,920,089	3.1%	$14.14	1,493,212	3.6%	20,296,093	3.5%

10 Year Total	18,738,468	69.6%	294,267,538	76.5%	$15.70	29,069,611	70.4%	449,077,959	76.6%
Thereafter	8,184,197	30.4%	90,623,834	23.5%	$11.07	12,194,348	29.6%	136,820,930	23.4%

	26,922,665	100.0%	384,891,372	100.0%	$14.30	41,263,959	100.0%	585,898,889	100.0%

Anchor Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Expiring Minimum Rent **
(1)	76,322	0.5%	327,701	0.3%	$4.29	102,177	0.7%	460,301	0.2%
2005	34,034	0.2%	202,924	0.2%	$5.96	97,240	0.7%	579,784	0.3%
2006	610,938	4.4%	4,477,442	3.6%	$7.33	797,254	5.7%	5,674,740	2.9%
2007	833,309	6.0%	6,255,509	5.0%	$7.51	1,347,796	9.7%	10,393,522	5.3%
2008	881,155	6.3%	5,663,892	4.5%	$6.43	1,479,468	10.6%	10,002,979	5.1%
2009	894,807	6.4%	7,882,384	6.3%	$8.81	1,329,215	9.5%	12,035,093	6.2%
2010	677,822	4.9%	5,629,080	4.5%	$8.30	1,065,067	7.6%	8,462,322	4.3%
2011	819,548	5.9%	6,449,490	5.1%	$7.87	1,142,091	8.2%	9,724,324	5.0%
2012	738,924	5.3%	7,138,146	5.7%	$9.66	1,152,929	8.3%	11,841,198	6.1%
2013	477,044	3.4%	4,093,887	3.3%	$8.58	969,918	7.0%	8,064,281	4.1%
2014	451,892	3.2%	3,876,398	3.1%	$8.58	867,546	6.2%	7,562,559	3.9%

10 Year Total	6,495,794	46.6%	51,996,854	41.4%	$8.00	10,350,701	48.4%	84,801,103	43.6%
Thereafter	7,451,513	53.4%	73,527,423	58.6%	$9.87	11,013,590	79.0%	109,897,609	56.4%

	13,947,307	100.0%	125,524,277	100.0%	$9.00	21,364,291	100.0%	194,698,712	100.0%

(1)	Leases currently under month to month lease or in process of renewal

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

TENANT LEASE EXPIRATIONS Continued

The following table sets forth, for all leases in place as of September 30, 2005, a schedule of the lease expirations for the next ten years, assuming that no tenants exercise renewal options:

Inline Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Expiring Minimum Rent **
(1)	318,022	2.5%	5,120,923	2.0%	$16.10	575,550	2.9%	9,094,494	2.3%
2005	343,358	2.6%	6,377,630	2.5%	$18.57	486,908	2.4%	8,774,251	2.2%
2006	1,946,071	15.0%	36,604,585	14.1%	$18.81	2,969,003	14.9%	54,731,583	14.0%
2007	2,172,330	16.7%	43,079,858	16.6%	$19.83	3,361,153	16.9%	65,907,536	16.8%
2008	2,093,563	16.1%	41,032,897	15.8%	$19.60	3,134,802	15.8%	60,124,948	15.4%
2009	1,960,758	15.1%	40,126,330	15.5%	$20.46	2,979,562	15.0%	59,263,754	15.1%
2010	1,625,408	12.5%	32,984,254	12.7%	$20.29	2,358,981	11.9%	46,854,176	12.0%
2011	545,752	4.2%	11,391,397	4.4%	$20.87	813,013	4.1%	17,284,405	4.4%
2012	416,600	3.2%	8,577,772	3.3%	$20.59	728,946	3.7%	15,296,500	3.9%
2013	429,894	3.3%	8,931,346	3.4%	$20.78	685,326	3.4%	14,211,675	3.6%
2014	390,918	3.0%	8,043,691	3.1%	$20.58	625,666	3.1%	12,733,534	3.3%

10 Year Total	12,242,674	94.4%	242,270,684	93.4%	$19.79	18,718,910	94.1%	364,276,856	93.1%
Thereafter	732,684	5.6%	17,096,411	6.6%	$23.33	1,180,758	5.9%	26,923,321	6.9%

	12,975,358	100.0%	259,367,095	100.0%	$19.99	19,899,668	100.0%	391,200,177	100.0%

(1)	Leases currently under month to month lease or in process of renewal

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE

September 30, 2005

	Annual			Quarterly
($000s except per share numbers)	2004A	2005E	2006E	1Q05A	2Q05A	3Q05A	4Q05E
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)		$3.62 -$ 3.66	$3.78 -$ 3.85				$0.90 -$ 0.94
Impairment charges
Preferred unit redemption charges		($0.02)	$0.00				$0.00
FFO / Share (for actuals please see related press release)		$3.60 -$ 3.64	$3.78 -$ 3.85				$0.90 -$ 0.94
Operating Portfolio — REG Pro-Rata Share — REG only + REG pro-rata share of unconsolidated properties
Occupancy	95.7%	95.3%		95.3%	95.2%	95.3%
Same store growth	2.5%	2.8% -3.0%		5.0%	2.8%	2.2%
Rental growth	10.8%	9% - 10.5%		9.8%	10.2%	10.9%
Percentage Rent	$4,332	$4,500 -$ 5,000		$637	$308	$906
Percentage Rent — Consolidated Only	$4,091	$3,700 -$ 4,200		$555	$270	$854
Recovery Rate — Consolidated Only	78.5%	78% - 80%		81.3%	80.4%	80.6%
Investment Activity
Acquisitions - 100% REG owned	$99,347	$0		$0	$0	$0
Acquisition cap rate	7.7%
JV Acquisitions (gross $)	$719,455	$2,750,000 -$2,800,000		$47,606	$2,685,613	$21,456
JV Acquisition cap rate	7.35%	6.2% - 7.25%		7.2%	6.2%	7.2%
REG % Ownership	25%	34%		25%	35%	25%
Dispositions - op. properties (REG Pro-Rata)	$147,243	$225,000 - $300,000		$11,230	$28,550	$7,392
Dispositions cap rate	8.4%	8.0%		9.3%	7.5%	7.5%
Development starts	$269,622	$300,000 - $400,000		$0	$17,388	$90,025
Development stabilizations - net development costs	$240,203	$250,000 - $275,000		$74,531	$75,046	$48,902
NOI yield on net dev. Costs	10.5%	10% - 10.5%		10.8%	11.7%	11.6%
Development stabilizations - total costs after outparcel allocation	$264,247	$275,000 - $300,000		$82,051	$90,376	$56,886
NOI yield on total costs after outparcel allocation	9.6%	9.4% - 10%		9.8%	10.5%	10.0%
Transaction profits net of taxes	$36,391	$35,000 - $ 38,000		$12,619	$7,353	$4,917
Third party fees and commissions	$10,663	$27,500 - $ 28,500		$3,318	$16,848	$3,326
Financing Assumptions
Debt / total assets before depreciation	41.7%	<43%		41.3%	45.3%	40.3%
Unsecured/secured debt offerings	$150,000	$350,000				$350,000
— interest rate	4.95%	5.25%				5.25%
— interest rate after hedge settlement	5.47%	5.48%				5.48%
Net Asset Valuation Guidance						3Q05
Expansion land and out parcels available — estimated market value						$39,967
NOI from CIP properties						$1,929
NOI from leases signed but not yet rent-paying in stabilized developments						$347
Straight-line rent receivable						$25,288

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

EARNINGS and VALUATION GUIDANCE ADDENDUM

September 30, 2005

CalPERS/First Washington Portfolio Acquisition Fee Schedule - updated June 2005

Transaction Related Fees				Fee Level
Acquisition Fee	1.000%	Net price	$2.7 billion	$27.0 million
$14.2 million is deferred subject to earnout. $9.0 is expected to be earned in 2006.
The remainder would not be earned until the end of the 3rd year.
Due Diligence Fee	0.125%	Net price	$2.7 billion	$3.4 million
Debt Placement Fee	0.500%	New debt arranged	$1.6 billion	$8.0 million

Total One Time Transaction Fees				$38.4 million

On Going Fees

Property Management Fees - 3.0% of gross revenues during the first two years, increasing 0.25% per year to a maximum of 4.0%. First Washington (FW) will continue to manage the mid-Atlantic and Northeast properties, which are approximately 50% of the gross revenues, for up to two years on a sub-contract basis with Regency at 3.0% fee for 6 months then 2.5%. FW will will also manage the remaining portfolio for the first two months at 3%.

Asset Management Fees - 0.20% of asset value of $5.4 million following the eighteenth month

Offsetting Expenses and Income Recognition -

There will be offsetting transaction-related expenses that will total $1 million and be payable at closing. Net fees after offsets will be effectively reported at 65% (no fee recognition on REG ownership). Fees will trigger some tax in 2005 and 2006.

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME

All numbers are per share except weighted average shares

	Three Months Ended December 31, 2005		Full Year 2005
Funds From Operations Guidance:
Net income for common stockholders	$0.57	$0.96	$2.17	$2.56
Add (Less):
Depreciation expense and Amortization	$0.53	$0.53	$1.89	$1.89
Loss (gain) on sale of operating properties	($0.20)	($0.55)	($0.46)	($0.81)

Funds from Operations	$0.90	$0.94	$3.60	$3.64

Weighted Average Shares (000’s)	69,551		66,850

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.